EXHIBIT 10.26
                           THE CORPORATE OFFICE CENTRE
                                  AT TYSONS II
                              1650 Tysons Boulevard
                             McLean, Virginia  22102
                                  DEED OF LEASE
                                 BY AND BETWEEN


                  TYSONS II DEVELOPMENT CO. LIMITED PARTNERSHIP

                                       and


                          APACHE MEDICAL SYSTEMS, INC.

                                   dated
                              August 16, 1999

                                TABLE OF CONTENTS


 1.  Definition, Terms and Conditions. . . . . . . . . . . . . . . .   1
     a.     Special Definitions, Terms and Conditions. . . . . . . .   1
 2.  Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
     a.     Term and Commencement Date . . . . . . . . . . . . . . .   7
     b.     Delay in Possession. . . . . . . . . . . . . . . . . . .   7
     c.     Delays Caused by Tenant. . . . . . . . . . . . . . . . .   7
     d.     Tender of Possession . . . . . . . . . . . . . . . . . .   7
     e.     Early Possession . . . . . . . . . . . . . . . . . . . .   7
 3.  Rent and Additional Charges; Computation. . . . . . . . . . . .   8
     a.     Payment of Rent and Additional Charges . . . . . . . . .   8
     b.     Computation of Operating Expense . . . . . . . . . . . .   9
     c      Interest . . . . . . . . . . . . . . . . . . . . . . . .  10
     d.     Accord and Satisfaction. . . . . . . . . . . . . . . . .  10
     e.     Late Payment Charge. . . . . . . . . . . . . . . . . . .  10
     f.     Right to Audit . . . . . . . . . . . . . . . . . . . . .  10
 4.  Services and Utilities. . . . . . . . . . . . . . . . . . . .    10
     a.     Types. . . . . . . . . . . . . . . . . . . . . . . . . .  10
     b.     Access . . . . . . . . . . . . . . . . . . . . . . . . .  11
     c.     Interruption in Services . . . . . . . . . . . . . . . .  12
 5.  Maintenance and Repairs . . . . . . . . . . . . . . . . . . . .  12
 6.  Use of Leased Premises. . . . . . . . . . . . . . . . . . . . .  12
     a.     General Offices. . . . . . . . . . . . . . . . . . . . .  12
     b.     Covenants. . . . . . . . . . . . . . . . . . . . . . . .  12
     c.     Compliance . . . . . . . . . . . . . . . . . . . . . . .  13
     d.     Rules and Regulations. . . . . . . . . . . . . . . . . .  13
 7.  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
     a.     Tenant . . . . . . . . . . . . . . . . . . . . . . . . .  14
     b.     Landlord . . . . . . . . . . . . . . . . . . . . . . . .  15
     c.     Waiver of Subrogation. . . . . . . . . . . . . . . . . .  15
 8.  Damage by Fire or Other Casualty. . . . . . . . . . . . . . . .  16
 9.  Condemnation. . . . . . . . . . . . . . . . . . . . . . . . . .  16
10.  Assignment and Subletting . . . . . . . . . . . . . . . . . . .  16
     a.     Landlord's Consent Required. . . . . . . . . . . . . . .  16
     b.     Leveraged Buy-Out. . . . . . . . . . . . . . . . . . . .  17
     c.     Standard for Approval. . . . . . . . . . . . . . . . . .  17
     d.     Additional Terms and Conditions. . . . . . . . . . . . .  18
     e.     Additional Terms and Conditions Applicable to Subletting  19
     f.     Transfer Premium from Assignment or Subletting . . . . .  20
     g.     Landlord's Option to Recapture . . . . . . . . . . . . .  20
     h.     Landlord's Expenses. . . . . . . . . . . . . . . . . . .  20
     i.     Permitted Transactions . . . . . . . . . . . . . . . . .  21
11.  Default Provisions. . . . . . . . . . . . . . . . . . . . . . .  21
     a.     Events of Default. . . . . . . . . . . . . . . . . . . .  21
     b.     Remedies . . . . . . . . . . . . . . . . . . . . . . . .  21
     c.     Damages. . . . . . . . . . . . . . . . . . . . . . . . .  22
     d.     Basic Rent and Additional Charges. . . . . . . . . . . .  22
12.  Bankruptcy Termination Provision. . . . . . . . . . . . . . . .  23
13.  Landlord May Perform Tenant's Obligations . . . . . . . . . . .  23
14.  Security Deposit. . . . . . . . . . . . . . . . . . . . . . . .  23
15.  Subordination; Attornment . . . . . . . . . . . . . . . . . . .  24
     a.     Subordination. . . . . . . . . . . . . . . . . . . . . .  24
     b.     Modification . . . . . . . . . . . . . . . . . . . . . .  24
     c.     Attornment . . . . . . . . . . . . . . . . . . . . . . .  25
     d.     Non-disturbance. . . . . . . . . . . . . . . . . . . . .  25
16.  Quiet Enjoyment . . . . . . . . . . . . . . . . . . . . . . . .  26


17.  Landlord's Right of Access. . . . . . . . . . . . . . . . . . .  26
18.  Limitation on Landlord's Liability. . . . . . . . . . . . . . .  26
     a.     Limitation . . . . . . . . . . . . . . . . . . . . . . .  26
     b.     Force Majeure. . . . . . . . . . . . . . . . . . . . . .  26
19.  Hazardous Materials . . . . . . . . . . . . . . . . . . . . . .  27
     a.     Definition and Consent . . . . . . . . . . . . . . . . .  27
     b.     Duty to Inform Landlord. . . . . . . . . . . . . . . . .  27
     c.     Inspection; Compliance . . . . . . . . . . . . . . . . .  27
20.  Certificates. . . . . . . . . . . . . . . . . . . . . . . . . .  28
21.  Surrender of Leased Premises. . . . . . . . . . . . . . . . . .  28
22.  Alterations . . . . . . . . . . . . . . . . . . . . . . . . . .  28
23.  Holding Over. . . . . . . . . . . . . . . . . . . . . . . . . .  30
24.  Signs . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
25.  Options . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
     a.     Definition . . . . . . . . . . . . . . . . . . . . . . .  31
     b.     Options Personal . . . . . . . . . . . . . . . . . . . .  31
     c.     Multiple Options . . . . . . . . . . . . . . . . . . . .  31
     d.     Effect of Default on Options . . . . . . . . . . . . . .  31
     e.     Limitations on Options . . . . . . . . . . . . . . . . .  31
     f.     Notice of Exercise of Option . . . . . . . . . . . . . .  31
26.  Leasing Commission. . . . . . . . . . . . . . . . . . . . . . .  32
27.  General Provisions. . . . . . . . . . . . . . . . . . . . . . .  32
     a.     Binding Effect . . . . . . . . . . . . . . . . . . . . .  32
     b.     Laws . . . . . . . . . . . . . . . . . . . . . . . . . .  32
     c.     Attorney's Fees. . . . . . . . . . . . . . . . . . . . .  32
     d.     Waiver . . . . . . . . . . . . . . . . . . . . . . . . .  32
     e.     Security Interest. . . . . . . . . . . . . . . . . . . .  32
     f.     Notices. . . . . . . . . . . . . . . . . . . . . . . . .  33
     g.     Entirety . . . . . . . . . . . . . . . . . . . . . . . .  33
     h.     Waiver of Jury . . . . . . . . . . . . . . . . . . . . .  33
     i.     Waiver of Venue. . . . . . . . . . . . . . . . . . . . .  33
     j.     Confidentiality. . . . . . . . . . . . . . . . . . . . .  33
     k.     Tenant Entity. . . . . . . . . . . . . . . . . . . . . .  33
     l.     Time of Essence. . . . . . . . . . . . . . . . . . . . .  34
     m.     Words and Phrases. . . . . . . . . . . . . . . . . . . .  34
     n.     Limit on Landlord's Liability. . . . . . . . . . . . . .  34
     o.     Counterparts . . . . . . . . . . . . . . . . . . . . . .  34
     p.     Exhibits and Addendum. . . . . . . . . . . . . . . . . .  34


Addendum
Exhibit  A
Exhibit  A-1
Exhibit  C
Exhibit  D
Exhibit  E
Exhibit  F
EXHIBIT  G


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
                    THE CORPORATE OFFICE CENTRE AT TYSONS II
                                  DEED OF LEASE


     This DEED OF LEASE (hereinafter, this "Lease") dated as of the 16th day of August, 1999, is by and between TYSONS II DEVELOPMENT CO. LIMITED PARTNERSHIP, a Maryland limited partnership (hereinafter, "Landlord"), and
APACHE   MEDICAL   SYSTEMS,   INC.,   a  Delaware   corporation   (hereinafter,
"Tenant").

     WITNESS, subject to the terms of this Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Leased Premises (as defined below), for the Term (as defined below).

     1.   Definitions, Terms, and Conditions.
          ----------------------------------

          (a) Special Definitions, Terms, and Conditions. Throughout this Lease,
              ------------------------------------------
the following words and phrases shall have the meanings indicated and obligate the parties as stated:

               (1)  Advance  Deposit.  $54,221.38  [an  amount  equal to one (1)
                    ----------------
month's Basic Rent]. Such Advance Deposit shall be paid by Tenant to Landlord upon Tenant's execution hereof and held by Landlord as temporary security for the performance of Tenant's obligations hereunder. Such Advance Deposit shall be applied to Basic Rent for the first full month of the Term for which Basic Rent is actually payable.

               (2) Rent.
                   ----

                    (A) Basic Rent.
                        ----------

                         During the Initial Term hereof,  Tenant shall pay Basic
Rent for the Leased Premises (as defined in Section 1(a)(5) below) in accordance with the following schedule:

            Initial  Term          Basic  Rent  Per  Rentable  Square  Foot
            -------------          ----------------------------------------
     (In  Full  Calendar  Months)
     ----------------------------

     Lease  Commencement  Date  -
     End  of  First  12  Full  Calendar  Months     $30.50
     13-24                                          $31.42
     25-36                                          $32.36
     37-48                                          $33.33
     49-60                                          $34.33
     61-72                                          $35.36
     73-84                                          $36.42

                    (B) Parking Rent.  $70.00  per  month,  per  permit for each
                        ------------
of the seventy-seven (77) parking permits (the "Initial Permits") (3.6 PERMITS PER 1,000 SQUARE FEET OF THE LEASED PREMISES) during the first Lease Year (as defined in Section 1(b)(6) below). At the beginning of each Lease Year thereafter during the Term, the Parking Rent shall be an amount equal to the Parking Rent applicable during the immediately preceding Lease Year increased by three percent (3%). Of the seventy-seven (77) Initial Permits, Tenant shall be permitted eight (8) of such Initial Permits to be for reserved spaces in the location designated on Exhibit A-1 attached hereto. Tenant shall be entitled to
                       -----------
the use of and shall be obligated to lease and pay for all of the Initial Permits throughout the entire Term of the Lease. In the event Tenant requests additional spaces in addition to the Initial Permits, such parking spaces shall be made available to Tenant, to the extent available, and on terms then being made available to the general public for off-street parking in the parking garage.

               (3) Initial Term. The period commencing on the Lease Commencement
                   ------------
Date and ending on the last day of the calendar month which completes eighty-four (84) full calendar months thereafter, unless sooner terminated in accordance with the provisions hereof.

               (4)  Lease  Commencement  Date.  December  1,  1999,  subject  to
                    -------------------------
adjustment in accordance with Section 2 below.

               (5) Leased Premises. The entire third (3rd) floor of the Building
                   ---------------
designated as Suite 300 and as outlined on the floor plan attached hereto as Exhibit A (exclusive of any Building mechanical, electrical, telephone or similar rooms, janitor closets, elevator, pipe and other vertical shafts, ducts and stairwells); the agreed upon rentable square footage of the Leased Premises, including core space, is 21,333 square feet.

               (6)  (I)  Proportionate   Share  for  Operating   Expenses.   The
                         ------------------------------------------------
percentage that the rentable square footage of the Leased Premises bears to the total rentable square footage of all office space in the Building, except as provided in Section 1(b)(8) hereof.

                    (ii)  Proportionate Share for Real Estate Taxes.  5.9% which
                          -----------------------------------------
is the percentage that the rentable square footage of the Leased Premises bears to the total rentable square footage of the Building.

               (7)  Operating  Expense  Increases.  Tenant  agrees  to  pay  the
                    -----------------------------
Proportionate Share of Operating Expenses (as defined below) for a given Lease Year in excess of Operating Expenses for the calendar year 2000 (the "Base Year"), as more fully provided in Section 3.

               (8)  Security  Deposit.  $122,540.31,  held subject to Section 14
                    -----------------
below.

               (9) Tenant's Notice Address.  To the Leased Premises,  ATTENTION:
                   -----------------------
PETER GLADKIN, PRESIDENT AND CEO.

               (10)  Leasing  Broker(s).   Landlord's  Leasing  Broker  (Diamond
                     ------------------
Property Company) and Tenant's Leasing Broker (GSHH/LBG, L.L.C. T/A ADVANTIS).

          (b) General Definitions, Terms, and Conditions. As used in this Lease,
              ------------------------------------------
the following words and phrases shall have the meanings indicated and obligate the parties as stated:

               (1) Additional Charges. All amounts payable by Tenant to Landlord
                   ------------------
under this Lease other than the Basic Rent. All Additional Charges shall be deemed to be additional rent and all remedies applicable to non-payment of Basic Rent shall be applicable thereto. Herein, Basic Rent and Additional Charges may be referred to in combination as "Rent."

               (2) Building. The existing office building located at 1650 Tysons
                   --------
Boulevard, McLean, Virginia 22102, consisting of 363,764 rentable square feet, including the underlying lot, the Common Areas (as defined below), along with portions of the adjacent parking structure allocated to the Building by Landlord, except that Landlord reserves and Tenant shall have no right in and to
(i) the ownership and use of the exterior faces of all perimeter walls of the Building, (ii) the ownership and use of the roof of the Building, or (iii) the ownership and use of the air space above the Building.

               (3) Common  Areas.  All areas and  facilities of the Building for
                   -------------
the common use and/or benefit of tenants of the Building as allocated by Landlord, including the exterior of the Building and areas and facilities shared with buildings adjacent to the Building, and including, without limitation, the public lobbies, elevators, corridors, stairways, toilet rooms, parking areas, motor court plaza, loading and unloading areas, roadways and sidewalks. Except as provided herein, throughout the Term, Tenant, its agents, employees and business invitees shall have the non-exclusive right, in common with others, to use the Common Areas of the Building. Provided reasonable access to and from the Leased Premises is maintained, Landlord shall have the right at any time, without Tenant's consent, to change the arrangement or location of entrances, passageways, doors, doorways, corridors, stairs, toilet rooms or other elements of the Common Areas of the Building, or to change the name, number or designation by which the Building is known; provided that Landlord shall reimburse Tenant the reasonable third party out-of-pocket costs incurred by Tenant in connection with such change in name, number or designation. Landlord may also designate other land and improvements outside the boundaries of the Building to be a part of the Common Areas, provided that such other land and improvements have a reasonable, direct and functional relationship to the Building. Landlord reserves unto itself the full and complete ownership of all tangible personal property installed by Landlord in the Building.

               (4) Event of  Default.  Any of the events set forth in Section 11
                   -----------------
hereof, or any default at law, the same sometimes herein being referred to as a "default" by Tenant.

               (5) Landlord's Notice Address.
                   -------------------------

                   TYSONS II DEVELOPMENT CO. LIMITED PARTNERSHIP c/o Lerner Corporation
                   11501  Huff  Court
                   North  Bethesda,  Maryland  20895-1094
                   Attention:     Legal  Department

                   All  rental  payments  shall  be  forwarded  to:

                   TYSONS II DEVELOPMENT CO. LIMITED PARTNERSHIP c/o Lerner Corporation
                   11501  Huff  Court
                   North  Bethesda,  Maryland  20895-1094
                   Attention:     Accounts  Receivable
                                  1650  Tysons  Boulevard

               (6) Lease Year. The period  commencing on the Lease  Commencement
                   ----------
Date and ending on the last day of the calendar year in which said Lease Commencement Date occurs shall constitute the first "Lease Year" as such term is used herein. Each successive full calendar year during the Term thereafter shall constitute a "Lease Year" and any portion of the Term remaining after the last full calendar year shall constitute the last "Lease Year" for the purposes of this Lease.

               (7)  Mortgage.  Any  mortgage or deed of trust which  affects any
                    --------
interest in the Building or Landlord,  and the word  "mortgagee"  shall mean the
                                                      ---------
holder of any such mortgage or the beneficiary of any such deed of trust.

               (8)  Operating  Expenses.  All  COMMERCIALLY   REASONABLE  costs,
                    -------------------
expenses and fees, incurred or accrued each Lease Year, including the Base Year, by Landlord in connection with the ownership, management, operation, servicing and maintenance of the Building including, but not limited to, any COMMERCIALLY REASONABLE costs incurred in keeping the Building in compliance with code; repairs, maintenance, additions, replacements and improvements to the Building (excluding capital improvements unless the same are reasonably intended by Landlord to reduce Operating Expenses), including all parking areas, loading and unloading areas, trash areas, roadways, sidewalks, stairways, landscaped areas, motor court plaza and fountains, striping, bumpers, irrigation systems, lighting facilities, building exteriors and roofs, fences and gates related solely to the Building; building, janitorial and cleaning supplies; uniforms and dry cleaning services; window cleaning services, plumbing, mechanical, electrical systems, life safety systems and equipment, telecommunication equipment, elevators, escalators, tenant directories, fire detection systems, including sprinkler system maintenance and repair; the cost of trash disposal, janitorial services and security services and systems; service contracts for the maintenance and operation of elevators, boilers, HVAC, mechanical equipment and exercise equipment; employees' wages, salaries and fringe benefits; payroll taxes; business and franchise taxes; Real Estate Taxes (as defined in subsection 11 below); any expenses reasonably incurred by Landlord in attempting to protest, reduce or minimize Real Estate Taxes; electricity, gas, oil and other fuels, solid waste and utility charges; sewer and water charges; premiums for fire and casualty, liability, workmen's compensation and other insurance, including any deductibles; telephone and facsimile services and other communications costs; common transportation services; any costs in connection with equipping, maintaining and operating the health club in the Building; any property owners association dues including the Tysons II Property Owners Association, Inc.; any parking management fee; the cost of all business licenses, including Business Professional and Occupational License Tax and Business Improvements Districts Tax, any gross receipt taxes based on rental income or other payments received by Landlord, commercial rental taxes or any similar taxes or fees; the cost of installing intra-building network cabling ("INC") and maintaining, repairing, securing and replacing existing INC; administrative costs and overhead expenses; miscellaneous management-related expenses; and management fees. For purposes of determining Tenant's Proportionate Share of Operating Expenses which are not fixed and which vary depending upon Building occupancy levels, such as janitorial services, electricity, and management fees based upon rental, the Proportionate Share of such expenses shall be adjusted utilizing as the numerator the rentable square footage of the Leased Premises and as the denominator the rentable square footage of office tenants in occupancy of the Building each Lease Year. For purposes of determining Tenant's Proportionate Share of Operating Expenses which in certain instances have been contracted for separately by other tenants of the Building, such as electricity and janitorial services, the Proportionate Share of such expenses shall be adjusted utilizing as the numerator the rentable square footage of the Leased Premises and as the denominator the rentable square footage of all remaining office tenants of the Building which do not contract separately for such services. If the cost incurred in making an improvement or replacing any equipment is not fully deductible as an expense in the year incurred in accordance with generally accepted accounting principles or income tax rules, the cost shall be amortized over the useful life of the improvement or equipment, as reasonably determined by Landlord, together with an interest factor on the unamortized cost of such item equal to the lesser of (i) twelve percent (12%) per annum, or (ii) the maximum rate of interest permitted by applicable law.

          In addition, notwithstanding anything to the contrary contained in the definition of Operating Expenses set forth in this Section 1(b)(8), Operating Expenses shall not include the following:

               (i)  Ground rent.

               (ii) Salaries,  benefits,  wages or fees for employees  above the grade of property manager or for officers or partners of Landlord.

               (iii)Costs and  expenses  which  would  otherwise  be included in
                    Operating Expenses but which are in excess of the competitive rates for similar services of comparable quality, rendered by persons or entities of similar skill, competence and experience, provided however that a management fee of four percent (4%) of gross revenues shall be deemed not to exceed the competitive rate and shall be included in the Base Year Operating Expenses and each comparative year. Management fees for the Base Year and each comparative year shall be computed as if the vacant areas of the Building were fully rented at ninety-five percent (95%) of the average rents being charged in the Building during the applicable Lease Year.

               (iv) To the extent that employees are not employed exclusively at the Building, the costs and expenses with respect to such employees should be prorated.

               (v) Federal, state, county or municipal taxes, RECORDATION TAXES, death taxes, GIFT TAXES, excess profit taxes, franchise or any taxes imposed or measured on or by the income or revenue of Landlord from the operation of the Building.

               (vi) Any expense for which Landlord is reimbursed from any tenant or other third party, or under the terms of any insurance policy, warranty or condemnation award.

               (vii)Leasing  commissions,   MARKETING  COSTS,  attorneys'  fees,
                    costs, disbursements and other expenses incurred in connection with solicitation of and negotiation of leases with tenants, other occupants or prospective tenants or other occupants of the Building.

               (viii) All "tenant  allowances",  "tenant  concessions" and other costs or expenses incurred in completing, fixturing, furnishing, renovating or otherwise improving, decorating or redecorating space for tenants of the Building, or vacant lease space in the Building including space planning fees.

               (ix) All items,  utilities  and  services for which Tenant or any other tenant or occupant of the Building specifically reimburses Landlord or for which Tenant or any other tenant or occupant of the Building pays third parties.

               (x) All costs or expenses (including fines, penalties, interest and legal fees) incurred due to the violation by Landlord, its employees, agents or contractors, or any tenant (other than Tenant) or other occupant of the Building, of the terms and conditions of any lease or other occupancy agreement pertaining to the Building.

               (xi) Payment of principal, finance charges or interest on debt or amortization on any mortgage or other debt or any penalties assessed as a result of Landlord's late payments of such amounts.

               (xii)Any costs of Landlord's general overhead,  including general and  administrative  expenses,  which  costs  would  not  be
                    chargeable  to  Operating  Expenses  of  the  Building,   in
                    accordance with generally accepted accounting principles, consistently applied.

               (xiii) Any costs or expenses for the  acquisition  of  sculpture, paintings, or other works of fine art.

               (xiv)Any otherwise  includible costs of correcting defects in the
                    Building and/or any associated garage facilities and/or equipment or replacing defective equipment to the extent such costs are covered by warranties of manufacturers, suppliers or contractors.

               (xv) All expenses directly resulting from the gross negligence or willful misconduct of the Landlord, its agents or employees.

               (xvi)All costs and expenses  associated with the operation of the business  of the entity  which  constitutes  Landlord as the same are distinguished from the costs of operation of the Building, including accounting and legal matters, costs of defending any lawsuits with any Landlord's Mortgagee, costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord's interest in the Building, or costs of any disputes between Landlord and its employees (if any) not engaged in Building operation.

               (xvii) Rent for space which is not  actually  used by Landlord in connection with the management or operation of the Building.

               (xviii) Costs of correcting  any  violations  under the Americans with Disabilities Act existing as of the Lease Commencement Date.

               (XIX)All costs and expenses  associated with causing the Building and Building systems to not be impacted by the problem which is commonly known as the "year 2000 problem" (i.e., the inability of certain computer applications to recognize correctly and perform date sensitive functions involving certain dates prior to and after December 31, 1999).

               (xx) OPERATING  EXPENSES   ATTRIBUTABLE  TO  THE  PARKING  GARAGE
                    ADJACENT TO THE BUILDING SHALL BE REDUCED BY THE AMOUNT OF RECEIPTS DERIVED FROM THE PARKING GARAGE.

               (9) Person.  A natural  person,  partnership,  corporation or any
                   ------
other form of business or legal association or entity.

               (10) Prime Rate. The prime rate of interest  charged from time to
                    ----------
time by Bank of America or its successor to its most favored customers on commercial loans having a 90-day duration.

               (11) Real Estate Taxes. All taxes,  assessments,  water and sewer
                    -----------------
rents, if any, and other charges, if any, general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, levied or assessed upon or with respect to the ownership of and/or all other taxable interests in the Building imposed by any public or quasi-public authority having jurisdiction. Except for taxes, fees, charges and impositions described in the next succeeding sentence, Real Estate Taxes shall not include any income inheritance, estate, succession, transfer, gift, profit tax or capital levy. If at any time during the Term the methods of taxation shall be altered so that in addition to or in lieu of or as a substitute for the whole or any part of any Real Estate Taxes levied, assessed or imposed there shall be levied, assessed or imposed against the Building (i) a tax, license fee, excise or other charge on the rents received by Landlord, or (ii) any other type of tax or other imposition in lieu of, or as a substitute for, or in addition to, the whole or any portion of any Real Estate Taxes, then the same shall be included as Real Estate Taxes. A tax bill or true copy thereof, together with any explanatory or detailed statement of the area or property covered thereby, submitted by Landlord to Tenant shall be prima facie evidence
                                                            ----- -----
of the amount of taxes assessed or levied, as well as of the items taxed. In the event any building or land adjacent to the Building in which Landlord has an interest is not separately assessed and taxed, Landlord shall allocate a proportionate share to each such building. If any real property tax or assessment levied against the land, buildings or improvements covered hereby or the rents reserved therefrom, shall be evidenced by improvement or other bonds, or in other form, which may be paid in annual installments, only the amount paid or accrued in any Lease Year shall be included as Real Estates Taxes for such Lease Year as if Landlord paid in the maximum number of installments.

               (12) Requirements. All laws, statutes, ordinances, codes, orders,
                    ------------
rules, regulations, requirements and safety recommendations of all federal, state and municipal governments, and the appropriate agencies, offices, departments, boards and commissions thereof, Landlord's insurer(s), the board of fire underwriters and/or the fire insurance rating organization or similar organization performing the same or similar functions, whether now or hereafter in force, applicable to the Building or any part thereof and/or the Leased Premises, and notices from Landlord's mortgagee with respect to compliance with its loan documents with Landlord, as to the manner of use or occupancy or the maintenance, repair or condition of the Leased Premises and/or the Building, and the requirements of the carriers of all fire insurance policies maintained by Landlord on or with regard to the Building.

               (13)  Tenant  Improvements.  TENANT  HEREBY  ACCEPTS  THE  LEASED
                     --------------------
PREMISES IN ITS "AS-IS" CONDITION EXISTING ON THE LEASE COMMENCEMENT DATE. LANDLORD SHALL HAVE NO OBLIGATION TO CONSTRUCT ANY TENANT IMPROVEMENTS TO THE LEASED PREMISES ON BEHALF OF TENANT.

               (14) Term. The Initial Term and the extended term(s),  if any, as
                    ----
to which Tenant shall have effectively exercised any right to extend, but in any event the Term shall end on any date when this Lease is sooner terminated in accordance with the provisions hereof.

     2.   Term.
          ----

          (a) Term and Commencement  Date. The Initial Term, Lease  Commencement
              ---------------------------
Date and Term of this Lease are as specified in Sections 1(a)(3), 1(a)(4) and 1(b)(14), respectively. Tenant shall, within thirty (30) days after Landlord's request, complete and execute the letter attached hereto as Exhibit C and
                                                                   ---------
deliver it to Landlord. Tenant's failure to execute the letter attached hereto as Exhibit C within said thirty (30) day period shall be a material default hereunder and shall constitute Tenant's acknowledgement of the truth of the facts contained in the letter delivered by Landlord to Tenant.

     3.   Rent  and  Additional   Charges;   Computation  of  Operating  Expense
          ----------------------------------------------------------------------
          Increases.
          ---------

          (a) Payment of Basic Rent and Additional Charges. Tenant shall pay the
              --------------------------------------------
Basic Rent and Parking Rent in equal monthly installments in advance on the first day of each month during the Term commencing on the Lease Commencement Date; provided, however, if the Lease Commencement Date is not the first day of a month, Basic Rent and Parking Rent for the period commencing on the Lease Commencement Date and ending on the last day of the month in which the Lease Commencement Date occurs shall be pro-rated for each day at the rate of one-thirtieth (1/30) or one-thirty-first (1/31) of the full monthly installment of Basic Rent and Parking Rent and paid on the Lease Commencement Date. If any due and owing Basic Rent or Parking Rent is underpaid as a result of failure to make any required adjustment thereto or other cause, after such required adjustment thereto or other cause, Tenant shall pay such deficiency in its entirety along with the next monthly payment of Basic Rent or Parking Rent. Tenant shall also pay the Proportionate Share of Operating Expense Increases as provided in Sections 1(a)(7) and 3(b) hereof. The Basic Rent and all Additional Charges shall be paid promptly when due, in lawful money of the United States, without notice or demand and without deduction, diminution, abatement, counterclaim or set-off of any amount or for any reason whatsoever, EXCEPT AS OTHERWISE PROVIDED HEREIN, to Landlord at Landlord's Notice Address or at such other address or to such other person as Landlord may from time to time designate. If Tenant makes any payment to Landlord by check, the same shall be by check of Tenant or an affiliated entity of Tenant only, and Landlord shall not be required to accept the check of any other person, and any check received by Landlord shall be deemed received subject to collection. If any check is mailed by Tenant, it should mailed to Landlord's Notice Address and Tenant shall post such check in sufficient time prior to the date when payment is due so that such check will be received by Landlord on or before the date when payment is due. Tenant shall assume the risk of lateness or failure of delivery of the mails. If, during the Term, Landlord receives two or more checks from Tenant which are returned by Tenant's bank for insufficient funds or are otherwise returned unpaid, Tenant agrees that all checks thereafter shall be either bank certified or bank cashier's checks. All bank service charges resulting from any bad checks shall be borne by Tenant. Notwithstanding the foregoing, UPON ONE HUNDRED EIGHTY (180) DAYS PRIOR WRITTEN NOTICE TO TENANT, AND TO THE EXTENT THE USE OF AN ACH, AS HEREINAFTER DEFINED, IS FEASIBLE FOR TENANT, Landlord shall have the option of requiring Tenant to make all payments of Basic Rent by use of an Automated Clearing House ("ACH") debit or credit, at the option of the Tenant. The Rent reserved under this Lease shall be the total of all Basic Rent and Additional Charges, increased and adjusted as elsewhere herein provided, payable during the entire Term and, accordingly, the methods of payment provided for herein, namely, annual and monthly rental payments, are for convenience only and are made on account of the total Rent reserved hereunder, provided, however, that unless this Lease has been terminated as a result of an Event of Default, Landlord cannot demand payment of the Total Rent reserved hereunder in anything but monthly rental payments.

          (b) Computation of Operating Expenses.
              ---------------------------------

               (1) Following the expiration of each Lease Year, Landlord shall submit to Tenant a statement setting forth in reasonable detail the Operating Expenses for the preceding Lease Year and the amount, if any, due to Landlord from Tenant pursuant to Section 1(a)(7) for such Lease Year on account of such Operating Expenses (the "Statement"). In addition, following the expiration of the Base Year, Landlord shall submit to Tenant a Statement setting forth in reasonable detail the Operating Expenses for the Base Year. Such Statement shall constitute a final determination between the parties for the period represented thereby, subject only to proper adjustments subsequently made by Landlord and Tenant's right to dispute such determination and any such adjustment. Prior to the rendition of any such Statement, Tenant shall continue to pay to Landlord, on the first day of each month, the installments of the Operating Expenses due from Tenant during the preceding Lease Year. If any such Statement shows any

Operating Expenses due from Tenant with respect to such preceding Lease Year, then Tenant shall make payment of any unpaid portion thereof within THIRTY (30) days after receipt of such Statement. Tenant shall also pay to Landlord as Additional Charges, commencing as of the first day of the month immediately following the rendition of such Statement and on the first day of each month thereafter until a new statement is rendered, 1/12th of the Operating Expenses reasonably estimated by Landlord to be due from Tenant for the current Lease Year (WHICH ESTIMATE SHALL NOT EXCEED FIVE PERCENT (5%) MORE THAN THE PRIOR LEASE YEAR'S OPERATING EXPENSES); and, Tenant shall also pay to Landlord, as Additional Charges, within THIRTY (30) days after receipt of such Statement, an amount equal to the difference between (a) the product obtained by multiplying the estimated Operating Expenses for the current Lease Year by a fraction, the denominator of which shall be twelve (12) and the numerator of which shall be the number of months of the current Lease Year which shall have elapsed prior to the first day of the month immediately following the rendition of such Statement, and (b) the sum of all previous Operating Expense payments (if any) made by Tenant with respect to such prior months in the current Lease Year. Payments based on the estimated Operating Expenses for the current Lease Year shall be credited toward the actual Operating Expenses due from Tenant for the current Lease Year, subject to adjustment as and when the Statement for such current Lease Year is rendered by Landlord.

               (2) Operating Expenses are included in the Basic Rent payable by Tenant during the first twelve (12) months of the Initial Term. Tenant shall commence paying the Proportionate Share of Operating Expense Increases on the first anniversary of the Lease Commencement Date. Upon the date of expiration or termination of this Lease, whether the same be the date hereinabove set forth for the expiration of the Term, or any prior or subsequent date, a prorated share of said Operating Expenses for the Lease Year during which such expiration or termination occurs shall become due and payable by Tenant to Landlord WITHIN TEN (10) DAYS OF LANDLORD'S NOTICE THEREOF TO TENANT, if it was not theretofore already billed and paid. The said prorated share shall be based upon the length of time that the Term shall have been in existence during such Lease Year. Landlord shall, as soon as reasonably practicable, cause statements of the Operating Expenses for that Lease Year to be prepared and furnished to Tenant. Landlord and Tenant shall thereupon make appropriate adjustments of amounts then owing. Landlord's and Tenant's obligation to make the adjustments referred to in subparagraphs (1) and (2) of this Section 3(b) shall survive any expiration or termination of this Lease AND ANY OVERPAYMENT OR UNDERPAYMENT OF OPERATING EXPENSES SHALL BE PROMPTLY REMITTED. Any delay or failure of Landlord in billing any Operating Expenses hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such Operating Expenses.

                    (i) The  Operating  Expenses  for the  Base  Year  shall  be adjusted, if necessary, to a level of that of a 95% occupied and fully operational office building at cost levels prevailing in the geographic market in which the Building is located for an entire Lease Year. This APPROPRIATELY DOCUMENTED adjustment shall include (a) when Building systems are under warranty during the Base Year, an adjustment for the cost of service contracts and other expenses that would have been incurred in the absence of such warranties; (b) an adjustment for all other expenses that are not incurred if the Building is new and start-up discounts or similar savings have been achieved; and (c) adjustments for all other atypical costs that occur or do not occur during the Base Year other than those costs which would occur in the Base Year in the ordinary course of business. The purpose of these adjustments is to include in the Building Operating Expenses for the Base Year all reasonable cost components that occur or are likely to occur in later years and would be reasonable cost components in the Base Year but for the fact that it is the Base Year.

                    (ii) If a new category of expense is incurred after the Base Year, the first full year's expense for such item shall be added to the Building Operating Expenses for the Base Year commencing with the first full calendar year that such expense is incurred, so that Tenant shall only be required to pay subsequent increases in such expense. The expense incurred for such item during the first year shall be subject to the adjustments described in the immediately preceding paragraph.

          (c)  Interest.  If Tenant  fails to pay any Basic  Rent or  Additional
               --------
Charges within five (5) days after the same becomes due and payable, interest shall, at Landlord's option, accrue from the date due on the unpaid portion thereof at the rate of one percent (1%) per month or five (5) percentage points above the Prime Rate in effect on such due date, whichever is higher, but in no event at a rate higher than the maximum rate allowed by law. Such interest shall be deemed additional rent hereunder and shall be collectible as such. NOTWITHSTANDING THE FOREGOING, LANDLORD AGREES TO WAIVE THE IMPOSITION OF SUCH INTEREST ON THE FIRST TWO (2) OCCASIONS IN ANY TWELVE (12) MONTH PERIOD, PROVIDED THE OVERDUE PAYMENT IS MADE WITHIN FIVE (5) DAYS AFTER LANDLORD GIVES TENANT WRITTEN NOTICE THAT PAYMENT WAS NOT MADE WHEN DUE.

          (d)  Accord  and  Satisfaction.  No  payment  by Tenant or  receipt by
               -------------------------
Landlord of any lesser amount than the amount stipulated to be paid hereunder shall be deemed other than on account of the earliest stipulated Basic Rent or Additional Charges; nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction, and Landlord may accept any check or payment without prejudice to Landlord's right to recover the balance due or to pursue any other remedy available to Landlord.

          (e) Late  Payment  Charge.  If Tenant  fails to pay any Basic  Rent or
              ---------------------
Additional Charges within ten (10) days after the same become due and payable, Tenant shall also pay to Landlord a late payment service charge (to cover Landlord's administrative and overhead expenses of processing late payments) equal to the greater of Five Hundred ($500.00) or Five Percent (5%) of such unpaid sum. Such payment shall be deemed liquidated damages and not a penalty, but shall not excuse the timely payment of Rent. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder including the assessment of interest under Section 3(c). NOTWITHSTANDING THE FOREGOING, LANDLORD AGREES TO WAIVE THE IMPOSITION OF SUCH LATE CHARGES ON THE FIRST TWO (2) OCCASIONS IN ANY TWELVE
(12) MONTH PERIOD, PROVIDED THE OVERDUE PAYMENT IS MADE WITHIN FIVE (5) DAYS AFTER LANDLORD GIVES TENANT WRITTEN NOTICE THAT PAYMENT WAS NOT MADE WHEN DUE.

          (f) Right to Audit.  Within  ninety  (90) days  after  receipt  of the
              --------------
Operating Expenses Statement, Tenant shall have the right, at its expense, to inspect Landlord's Operating Expenses records relating to the Lease Year covered by the Statement, including the Statement covering the Base Year, except that any inspection that discloses that Tenant's Proportionate Share of Operating
Expenses has been overstated by more than seven percent (7%) shall be at Landlord's expense. The inspection must be completed within thirty (30) days of commencement. Before conducting any inspection, Tenant must pay the full amount of Operating Expenses billed and there must not be an Event of Default of any other Lease provisions. Tenant may review only those records of Landlord that are specifically related to Operating Expenses. The audit shall be conducted in a location IN THE NORTHERN VIRGINIA, WASHINGTON, D.C. METROPOLITAN AREA and at a time reasonably determined by Landlord. If Landlord unreasonably delays in allowing Tenant access to its records, the time periods provided herein shall be extended to account for such unreasonable delay. Upon receipt thereof, Tenant will deliver to Landlord a copy of any report procured as a result of the inspection and all accompanying data. Tenant's Proportionate Share of Operating Expense Increases shall be appropriately adjusted based upon the results of such audit. Tenant will keep confidential any information gained through and the result of any inspection. Tenant may not conduct an inspection more often than once each Lease Year. Tenant may audit records only with respect to the Lease Year in question; PROVIDED, HOWEVER, THAT TENANT SHALL HAVE A ONE (1) TIME ONLY RIGHT TO AUDIT THE BASE YEAR..

     4.   Services and Utilities.
          ----------------------

          (a)  Types.   Throughout  the  Term,  Landlord  agrees  that,  without
               -----
additional charge except as set forth (i) in the pass-through provisions of this Lease, (ii) the Parking Rent provisions, and (iii) as otherwise expressly set forth below, it will furnish to Tenant the following services:

               (1) Electricity for normal lighting purposes and the operation of ordinary office equipment, in accordance with Section 6(b) hereof;

               (2) Adequate supplies for toilet rooms;

               (3) Normal and usual cleaning and char services after business hours each day as more fully described in Exhibit D attached hereto and
                                               ----------
incorporated herein by reference thereto except on Saturdays, Sundays and legal holidays recognized for government employees by the United States Government;

               (4) Hot and cold running water in the bathrooms;

               (5) Air cooling/heating, when required, between the hours of 7:00 A.M. and 7:00 P.M. Mondays through Fridays and between 8:00 A.M. and 1:00 P.M. on Saturdays, except on legal holidays recognized for government employees by the United States Government. Landlord shall provide Tenant upon request, and reserves the right to establish and collect a charge for air cooling/heating utilized by Tenant during hours and/or days other than those set forth above, but Landlord's failure to establish and/or collect such charge shall not be deemed a waiver of Landlord's right to include all costs for air cooling in the computation of Operating Expenses for purposes of Section 1(b)(8) hereof. Air cooling/heating shall be available at all other times subject to the payment by Tenant to Landlord of a charge for air cooling/heating utilized by Tenant during hours and/or days other than those set forth above in the amount of $35.00 per hour per floor (which amount shall be increased annually by the same percentage of the increase in electrical charges), but Landlord's failure to establish and/or collect such charge shall not be deemed a waiver of Landlord's right to include all costs for air cooling in the computation of Operating Expenses for purposes of Section 1(b)(8) hereof;

               (6)  Automatically   operated   passenger  and  freight  elevator
service;

               (7) All electric bulbs, ballasts and fluorescent tubes in standard light fixtures in the Leased Premises and the Common Areas;

               (8) Facilities for parking as specified herein;

               (9) Seventy-seven (77) keys and security access cards to the Leased Premises at no cost to Tenant, all additional keys at the cost of Tenant, WHICH SUCH COST SHALL BE COMMERCIALLY REASONABLE;

               (10) Lamping of all Building standard ceiling lighting fixtures in the Leased Premises;

               (11) An electronic card-key building access system which will provide Tenant with twenty-four (24) hours per day, seven (7) days per week access to the Leased Premises and parking garage, provided, however, that Tenant acknowledges and agrees that repairs, hazardous conditions and circumstances beyond Landlord's reasonable control may prevent access to the Leased Premises or parking garage from time to time;

               (12) A health club will be located in the concourse level of the Building, including locker and shower facilities and will be available for use by Tenant and its employees free of charge through the Term of the Lease AS THE SAME MAY BE EXTENDED; and

               (13) Subject to the provisions contained in Section 24, initial Building directory signage strips, elevator lobby signage on each floor of the Leased Premises and suite entry signage. Tenant shall receive Tenant's Proportionate Share of the Building directory signage strips. The design, size, location and materials of such signage shall be in accordance with Landlord's standard Building signage package.

          (b) Access. Landlord shall have reasonable access UPON TWENTY-FOUR
              ------
(24) HOURS PRIOR NOTICE TO TENANT (EXCEPT IN EMERGENCIES) to and reserves the right to inspect, erect, use, connect to, maintain and repair pipes, ducts, conduits, cables, plumbing, vents and wires, and other facilities in, to and through the Leased Premises as and to the extent that Landlord may now or hereafter deem to be necessary or appropriate for the proper operation and maintenance of the Building (including the servicing of other occupants of the Building) and the right at all times to transmit water, heat, air conditioning and electric current through such pipes, conduits, cables, plumbing, vents and wires and the right to interrupt the same in suspected emergencies without eviction of Tenant or abatement of Rent. All repairs and maintenance required by Landlord pursuant to this Section 4(b) shall be performed in a good and workmanlike manner and with due diligence to minimize any unreasonable disruption to Tenant's business. NO WORK PERFORMED BY LANDLORD IN ACCORDANCE WITH THIS SECTION SHALL RESULT IN A PERMANENT REDUCTION OF TENANT'S USABLE AREA.

          (c) Interruption in Services. Tenant agrees that Landlord shall not be
              ------------------------
liable to Tenant for its failure to furnish gas, electricity, telephone service, water, HVAC or any other utility services or building services when such failure is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, telephone service or other utility at the Building, by any accident, casualty or event arising from any cause whatsoever, including the negligence of Landlord, its employees, agents and contractors, by act, negligence or default of Tenant or any other person or entity, or by any other cause including bomb scares, and such failures shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Leased Premises or relieve Tenant from the obligation of paying rent or performing any of its obligations under this Lease. Furthermore, subject to the provisions contained in the last sentence of this Section 4(c) Landlord shall not be liable under any circumstances for loss of property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any such services or utilities. Landlord may comply with voluntary controls or guidelines promulgated by any governmental entity relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease. Notwithstanding the foregoing, if any interruption of service shall continue for more than five (5) consecutive business days and shall render all or any portion of the Leased Premises unusable or inaccessible for the normal conduct of Tenant's business, and if Tenant does not in fact use or occupy such portion of the Leased Premises, then all Basic Rent and Additional Charges payable hereunder with respect to such portion of the Leased Premises which Tenant does not occupy shall be abated from the date of such interruption until full use of such portion of the Leased Premises is restored to Tenant. Nothing in the Lease shall be deemed to release Landlord from liability for damages arising from the gross negligence or willful misconduct of Landlord, or its employees, agents and contractors.

     5.   Maintenance and Repairs.
          -----------------------

          Subject to the provisions of Section 8 below and subject to reimbursement by Tenant, where applicable, in accordance with the provisions of Sections 1(b)(8) and 3 herein, Landlord agrees to maintain the structural portions of the Building and central Building mechanical, electrical and plumbing systems, FIRE AND LIFE SAFETY SYSTEMS IN THE COMMON AREAS, RESTROOMS IN THE COMMON AREAS, the Common Areas, and Building standard items in the Leased Premises but only those behind walls or at or above finished ceilings, in good order and repair throughout the Term AND LANDLORD SHALL OTHERWISE MANAGE, LEASE AND OPERATE THE BUILDING IN A "FIRST-CLASS" MANNER THROUGHOUT THE TERM. Tenant, and not Landlord, shall be responsible for (i) maintaining all other improvements to the Leased Premises including Building standard items which are not behind walls or at or above finished ceilings and any Special Items in the Leased Premises, and (ii) SUBJECT TO SECTION 7(C) AND TO THE EXTENT SUCH REPAIRS ARE NOT COVERED BY INSURANCE REQUIRED UNDER THIS LEASE, reimbursing Landlord for the full cost of any repairs to the Leased Premises or to any part of the Building caused by the unreasonable wear and tear by or negligence of Tenant or its agent or employees, such reimbursement to be collectible as Additional Charges hereunder WITHIN THIRTY (30) DAYS AFTER DEMAND FROM LANDLORD, WHICH DEMAND SHALL BE APPROPRIATELY DOCUMENTED . Any contractors performing repairs which are the responsibility of Tenant hereunder must receive the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed.

     6.   Use of Leased Premises.
          ----------------------

          (a) General  Offices.  Tenant shall use and occupy the Leased Premises
              ----------------
solely for general office purposes, and shall not use or permit or suffer the use of the Leased Premises for any other purpose whatsoever. Notwithstanding the foregoing, Tenant shall be prohibited from using the Leased Premises for (i) the business of providing retail banking services, and (ii) the conduct of a mortgage banking business. Also, in any public announcement or other advertising of Tenant making reference to entering into this Lease, Tenant shall also make reference to "The Corporate Office Centre at Tysons II".

          (b) Covenants.  Throughout the Term,  Tenant  covenants and agrees to:
              ---------
(i) keep the Leased Premises in a neat and clean condition; (ii) pay before delinquency any and all taxes, assessments and public charges levied, assessed or imposed upon Tenant's business, upon the leasehold estate created by this Lease or upon Tenant's fixtures, furnishings or equipment in the Leased Premises; (iii) not use or permit or suffer the use of any portion of the Leased Premises for any immoral or unlawful purpose, for any purpose which would injure the reputation of the Building, or in any manner which might be hazardous or might jeopardize Landlord's insurance coverage or increase Landlord's insurance premium; (iv) not use the plumbing facilities for any purpose other than that for which they were constructed, or dispose of any foreign substances therein;
(v) not place a load on any floor exceeding the floor load per square foot which such floor was designed to carry in accordance with the plans and specifications of the Building, and not install, operate or maintain in the Leased Premises any heavy item of equipment except in such manner as to achieve a proper distribution of weight; (vi) not to strip, overload, damage or deface the Leased Premises, the floors, or the hallways, stairways, elevators, parking facilities or other Common Areas of the Building, or the fixtures therein or used therewith, nor to permit any hole to be made in any of the same; (vii) not to move any furniture or equipment into or out of the Leased Premises except at such times and in such manner as Landlord may from time to time reasonably agree to; (viii) not to install or operate in the Leased Premises any electrical, heating and cooling, or refrigeration equipment, computer equipment, electronic data processing equipment, punch card machines or other equipment using electric current in excess of standard voltage or amperage, or in excess of that to be provided by Landlord pursuant to this Section 6(b), or requiring non-standard electrical wiring outlets, circuits or panels (other than ordinary office equipment such as electric typewriters, adding machines, MICROWAVE OVENS, REFRIGERATORS, television sets, video and telephone conferencing equipment, computers and peripheral equipment, telecopiers, photocopiers, radios, clocks and lamps), without first obtaining the written consent of Landlord, who may condition such consent upon Tenant's agreement to make direct payment to the local utility company or the payment by Tenant of an Additional Charge to Landlord, for Tenant's excessive consumption of electricity and for the cost of additional wiring or metering which may be required for the operation of such equipment and machinery; (ix) not to install any other equipment of any kind or nature which will or may overheat, exceed the capacity, or otherwise necessitate any repairs, changes, replacements or additions to, or in the use of, the water system, heating system, plumbing system, air conditioning system or electrical system of the Leased Premises or the Building, without first obtaining the written consent of Landlord (provided that Tenant, at Tenant's sole cost and expense, may install such supplemental heating and cooling and other systems as may be required to correct or avoid such problems. Any work described herein shall be done in accordance with the provisions of Section 22 of the Lease; and
(x) at all times to comply with the Requirements. Throughout the Term, Landlord agrees that it will make available to Tenant five (5) watts per rentable square foot connected load of the Leased Premises of electric current for convenience outlets which such five (5) watts connected load shall be exclusive of lighting and Landlord's Building heating/air conditioning and ventilation services.

          (c)  Compliance.  Tenant will not use or occupy the Leased Premises in
               ----------
violation of any Requirement. If any governmental authority, after the commencement of the Term, shall contend or declare that the Leased Premises are being used for a purpose which is in violation of any Requirement, then Tenant shall, immediately upon demand from Landlord, discontinue such use of the Leased Premises. If thereafter the governmental authority asserting such violation threatens, commences or continues criminal or civil proceedings against Landlord for Tenant's failure to discontinue such use, in addition to any and all rights, privileges and remedies given to Landlord under this Lease for default therein, Landlord shall have the right to terminate this Lease forthwith. Tenant shall indemnify and hold Landlord harmless of and from any and all liability for any such violation or violations.

          (d) Rules and  Regulations.  Tenant and its agents and employees shall
              ---------------------
comply with and observe all rules and regulations concerning the use, management, operation, safety and good order of the Leased Premises and the Building which may from time to time hereafter be promulgated by Landlord. Initial rules and regulations, which shall be effective until amended by Landlord, are attached hereto as Exhibit E. Tenant shall be deemed to have
                                     ---------
received notice of any amendment to the rules and regulations when a copy of such amendment has been delivered to Tenant at the Leased Premises or has been mailed to Tenant in the manner prescribed for the giving of notices. Tenant shall comply with all fire protective rules and regulations promulgated by the Landlord for the safety of the Building and its occupants, including rules prescribing certain types of materials and prohibiting other types of materials in the Building. Landlord shall not be responsible to Tenant for any violation of the rules and regulations, or the covenants or agreements contained in any other lease, by any other tenant of the Building, or its agents or employees, and Landlord may waive any or all of the rules or regulations in respect of any one or more tenants for good cause so long as such rules and regulations are otherwise non-discriminatorily enforced, and such waiver does not change
Tenant's obligations or rights under this Lease. IN THE EVENT OF ANY INCONSISTENCY BETWEEN ANY PROVISION OF THIS LEASE AND THE RULES AND REGULATIONS, THE APPLICABLE LEASE PROVISION SHALL CONTROL.

     7.   Insurance.
          ---------

          (a) Tenant

               (1) Types;  Limits.  Tenant,  at Tenant's  sole cost and expense,
                   --------------
shall obtain and maintain in effect at all times during the Term, a policy of commercial general liability insurance with broad form property damage endorsement, naming Landlord, Tysons II Land Company, L.L.C., Lerner Enterprises Limited Partnership, Lerner Corporation, and (at Landlord's request) any mortgagee of the Building, any ground landlord and any other agent as additional named insured(s), protecting such parties against any liability for bodily injury, death or property damage caused by Tenant or Tenant's agents or employees occurring upon, in or about any part of the Building, the Leased Premises or any Common Areas thereto, with such policies to afford protection to the limit of not less than Two Million Dollars ($2,000,000) with respect to bodily injury or death to any one person, to the limit of not less than Two Million Dollars ($2,000,000) with respect to bodily injury or death to any number or persons in any one accident, and to the limit of not less than Two Million Dollars ($2,000,000) with respect to damage to the property of any one owner, and with a deductible no greater than One Thousand Dollars ($1,000.00) for any single occurrence.

               (2)  Policies.  The insurance  policy  required to be obtained by
                    --------
Tenant under this Lease (i) shall be issued by an insurance company of recognized responsibility licensed to do business in the jurisdiction in which the Building is located, and (ii) shall be written as primary policy coverage and not contributing with or in excess of any coverage which Landlord may carry. Neither the issuance of any insurance policy required under this Lease, nor the minimum limits specified herein with respect to Tenant's insurance coverage, shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this Lease. With respect to each insurance policy required to be obtained by Tenant under this Section, on or before the Lease Commencement Date, and at least thirty (30) days before the expiration of any expiring policy or certificate previously furnished, Tenant shall deliver to Landlord a certificate of insurance therefor, together with evidence of payment of all applicable premiums. Each insurance policy required to be carried hereunder by or on behalf of Tenant shall provide (and any certificate evidencing the existence of each such insurance policy shall certify) that such insurance policy shall not be canceled unless Landlord shall have received thirty (30) days' prior written notice of such cancellation.

               (3)  Prohibitions.  Tenant  shall not do,  permit or suffer to be
                    ------------
done any act, matter, thing or failure to act in respect of the Leased Premises and/or the Building that will invalidate or be in conflict with insurance policies covering the Building or any part thereof, and shall not do, or permit anything to be done, in or upon the Leased Premises and/or the Building, or bring or keep anything therein, which shall increase the rate of insurance on or related to the Building or on any property located therein. If, by reason of the failure of Tenant to comply with the provisions of this subsection, the insurance rate shall at any time be higher than it otherwise would be, then Tenant shall reimburse Landlord on demand, for that part of all premiums for any insurance coverage that shall have been charged because of such violation by Tenant and which Landlord shall have paid on account of an increase in the rate or rates in its own policies of insurance.

               (4) Hold Harmless; Indemnification; Waiver of Subrogation. Tenant
                   -----------------------------------------------------
hereby agrees to indemnify and hold harmless Landlord, Tysons II Land Company, L.L.C., Lerner Enterprises Limited Partnership, Lerner Corporation, Landlord's employees, agents, mortgagees and ground lessors (collectively, "Landlord's Indemnities") from and against any and all claims, losses, actions, damages, liabilities and expenses (including attorneys' fees) (collectively, "Claims") that (i) arise from or are in connection with Tenant's possession, use, occupation, management, repair, maintenance or control of the Leased Premises or the Building, or any portion thereof, or (ii) arise from or are in connection with any act or omission of Tenant or Tenant's agents, or employees, or (iii) result from any default, breach, violation or non-performance of this Lease or any provision herein by Tenant, or (iv) result from injury or death to persons or damage to property sustained in or about the Leased Premises; provided, however, Tenant shall not be required to indemnify any of Landlord's Indemnities from any Claims arising from the gross negligence or willful misconduct of any of such Landlord's Indemnities. Tenant shall, at its own cost and expense, defend any and all actions, suits and proceedings which may be brought against the aforesaid parties with respect to the foregoing or in which the aforesaid parties may be impleaded. Tenant shall pay, satisfy and discharge any and all judgments, orders and decrees which may be recovered against the aforesaid parties in connection with the foregoing. The aforesaid parties shall not be liable or responsible for, and Tenant hereby releases the aforesaid parties from all liability or responsibility to Tenant or any person claiming by, through or under Tenant, by way of subrogation or otherwise, any injury, loss or damage to any property in or around the Leased Premises or to Tenant's business irrespective of the cause of such injury, loss or damage, except to the extent caused by the gross negligence or intentional wrongful acts of Landlord or Landlord's employees, agents, officers, members, managers or contractors, and Tenant shall require its insurer(s) to include in all of Tenant's insurance policies which could give rise to a right of subrogation against the aforesaid parties a clause or endorsement whereby the insurer(s) shall waive any rights of subrogation against the aforesaid parties as well as other tenants or occupants of the Building. Tenant hereby makes such waiver on behalf of its insurer, which insurer, by insuring Tenant as contemplated under this Lease, shall be deemed to have acknowledged the provisions hereof. UNLESS CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF TENANT OR ITS AGENTS, EMPLOYEES OR INVITEES, LANDLORD HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS TENANT AND ITS AGENTS, OFFICERS, EMPLOYEES AND BUSINESS INVITEES FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES, ACTIONS, DAMAGES, LIABILITIES AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES) THAT (I) ARISE FROM OR ARE IN CONNECTION WITH LANDLORD'S POSSESSION, USE, OCCUPATION, MANAGEMENT, REPAIR, MAINTENANCE OR CONTROL OF THE BUILDING, THE COMMON AREAS, THE PARKING AREAS, OR ANY PORTION THEREOF, OR (II) ARISE FROM OR ARE IN CONNECTION WITH ANY ACT OR OMISSION OF LANDLORD OR LANDLORD'S AGENTS, CONTRACTORS, EMPLOYEES OR INVITEES, OR (III) RESULT FROM ANY DEFAULT, BREACH, VIOLATION OR NON-PERFORMANCE OF THIS LEASE OR ANY PROVISION HEREIN BY LANDLORD, OR (IV) RESULT FROM ANY INJURY OR DEATH TO PERSONS OR DAMAGE TO PROPERTY SUSTAINED IN OR ABOUT THE COMMON AREAS, THE PARKING AREAS OR THE DEMISED PREMISES OF OTHER TENANTS. THE SCOPE OF THE FOREGOING INDEMNIFICATION OBLIGATION SHALL BE SUBJECT TO THE TERMS AND CONDITIONS APPLICABLE TO TENANT IN THE SECOND AND THIRD SENTENCES OF THIS SUBSECTION.

               (5) Coverage. Landlord makes no representation to Tenant that the
                   --------
limits or forms of coverage specified above or approved by Landlord are adequate to insure Tenant's property or Tenant's obligations under this Lease, and the limits of any insurance carried by Tenant shall not limit Tenant's obligations or liability under any indemnity provision included in this Lease or under any other provision of this Lease.

          (b)  Landlord.  Landlord  shall  obtain  and keep in force a policy of
               --------
comprehensive general liability insurance with coverage against such risks and in such amounts as Landlord deems reasonably advisable insuring Landlord against liability arising out of the ownership, operation and management of the

Building. Landlord shall also obtain and keep in force during the Term of this Lease a policy or policies of "all risk" insurance covering loss or damage to the Building in the amount of not less than the full replacement cost thereof, as determined by Landlord from time to time. The terms and conditions of said policies and the perils and risks covered thereby shall be determined by Landlord, from time to time, in Landlord's sole but reasonable discretion. In addition, at Landlord's option, Landlord shall obtain and keep in force, during the Term of this Lease, a policy of rental interruption insurance, with loss payable to Landlord, which insurance shall, at Landlord's option, also cover all Operating Expenses. Tenant will not be named as an additional insured in any insurance policies carried by Landlord and shall have no right to any proceeds therefrom. At Landlord's option, Landlord may obtain insurance coverages and/or bonds related to the operation of the parking areas. In addition, Landlord shall have the right to obtain such additional insurance as is customarily carried by owners or operators of other comparable office buildings in the geographical area of the Building. The policies purchased by the Landlord shall contain such deductibles as Landlord may determine. In addition to amounts payable by Tenant in accordance with Section 1(b)(9), Tenant shall pay any increase in the property insurance premiums for the Building over what was payable immediately prior to the increase to the extent the increase is specified by Landlord's insurance carrier as being caused by the nature of Tenant's occupancy of the Leased Premises, or any act or omission of Tenant, or Tenant shall cease the activity giving rise to such increase.

          (c)  Waiver of  Subrogation.  Landlord  waives  any and all  rights or
               ----------------------
recovery against Tenant for or arising out of damage to, or destruction of, the Building. Landlord shall require its insurer(s) to include in all of Landlord's insurance policies which could give rise to a right of subrogation against the aforesaid parties a clause or endorsement whereby the insurer(s) shall waive any rights of subrogation against the aforesaid as well as other tenants or occupants of the Building. Landlord hereby makes such waiver on behalf of its insurer, which insurer, by insuring Landlord as contemplated under this Lease, shall be deemed to have acknowledged the provisions hereof. Neither Landlord's nor Tenant's waiver shall relieve the other from liability under Section 18 below except to the extent such waiving party's insurance company actually satisfies the other party's obligations under Section 18 in accordance with the requirements of Section 18.

     8.   Damage by Fire or Other Casualty.
          --------------------------------

          Tenant shall give prompt notice to Landlord in case of any fire or other damage to the Leased Premises. If the Leased Premises or the Building are damaged by fire or other casualty, Landlord shall diligently and as soon as practicable after such damage occurs (taking into account the time necessary to effectuate a satisfactory settlement with Landlord's insurance company) repair such damage at its own expense, and until such repairs have been completed the Basic Rent and Additional Charges shall be abated in proportion to the part of the Leased Premises which is rendered untenantable or unusable in the ordinary course of Tenant's business (in no event shall damage to any parking areas be deemed to render the Leased Premises untenantable). However, if available insurance proceeds are insufficient or if the Leased Premises or the Building are damaged by fire or other casualty to such an extent that the damage, in Landlord's reasonable opinion, cannot be fully repaired within one hundred eighty (180) days from the date such damage occurs, Landlord shall have the right, in its sole and absolute discretion, to terminate this Lease. Landlord shall use reasonable efforts within sixty (60) days (but in no event later than ninety (90) days) after the occurrence of such damage to notify Tenant in writing of the estimated length of time to repair or to rebuild and whether Landlord shall terminate this Lease. Notwithstanding the foregoing, if Landlord shall elect or be obligated to rebuild or repair the Leased Premises or the Building, but in good faith determines that the Leased Premises or the Building cannot be rebuilt or repaired within two hundred ten (210) days after the date of the occurrence of the damage, without payment of overtime or other premiums, and the damage to the Building has rendered the Leased Premises wholly or partially unusable or inaccessible, Landlord shall notify Tenant thereof in writing at the time of Landlord's election to rebuild or repair and Tenant shall thereafter have a period of fifteen (15) business days within which Tenant may elect to terminate this Lease, upon written notice to Landlord. Failure of Tenant to exercise said election within said fifteen (15) business day period shall constitute Tenant's agreement to accept delivery of the Leased Premises under this Lease whenever tendered by Landlord, provided Landlord thereafter pursues reconstruction or restoration diligently to completion, subject to delays beyond Landlord's reasonable control. Notwithstanding the foregoing, if the fire or other casualty shall be caused by the GROSS negligence or WILLFUL MISCONDUCT of Tenant or its agents or employees, Tenant shall remain liable for the full amount of the Basic Rent and Additional Charges during the period of restoration or until termination of this Lease, and all required repairs shall be made at Tenant's expense to the extent not covered by insurance.

     9.   Condemnation.
          ------------

          If a substantial portion of the Leased Premises, or all or substantially all of the Building (or the use or possession thereof), shall be taken in condemnation proceedings or by exercise of any right of eminent domain, or by a private purchase in lieu thereof, then this Lease shall terminate and expire on the date of such taking or purchase and Tenant shall, in all other respects, keep, observe and perform all the other terms, covenants and conditions of this Lease up to the date of such taking. The net proceeds of any award or other compensation payable in connection with such taking or purchase shall be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in and to such award or other compensation except to the extent it is related to Tenant's personal property, to improvements made to the Leased Premises or to Tenant's moving expenses or other relocation costs. Tenant shall have no claim against Landlord for the value (if any) of personal property in the Leased Premises or the unexpired Term. Tenant shall be entitled to any separate award for loss of or damage to Tenant's removable personal property and for moving expenses.

     10.  Assignment and Subletting.
          -------------------------

          (a) Landlord's  Consent  Required.  Tenant shall not voluntarily or by
              -----------------------------
operation of law assign, transfer, hypothecate, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Leased Premises (hereinafter collectively a "Transfer"), without Landlord's prior written consent, which shall not be unreasonably delayed, conditioned or withheld. Landlord shall respond to Tenant's written request for consent hereunder within twenty (20) days after Landlord's receipt of the written request from Tenant. Any attempted Transfer without such consent shall be void and shall constitute a material default and breach of this Lease. Tenant's written request for Landlord's consent shall include, and Landlord's twenty (20) day response period referred to above shall not commence, unless and until Landlord has received from Tenant, all of the following information: (i) financial statements for the proposed assignee or subtenant for the past three
(3) years, if available, (ii) federal tax returns for the proposed assignee or subtenant for the past three (3) years, if available, (iii) a TRW credit report or similar report on the proposed assignee or subtenant, (iv) a detailed description of the business the assignee or subtenant intends to operate at the Leased Premises, (v) the proposed effective date of the assignment or sublease,
(vi) a copy of the proposed sublease or assignment agreement which includes all of the terms and conditions of the proposed assignment or sublease, (vii) a detailed description of any ownership or commercial relationship between Tenant and the proposed assignee or subtenant, and (viii) a detailed description of any Alterations the proposed assignee or subtenant desires to initially make to the Leased Premises. If the obligations of the proposed assignee or subtenant will be guaranteed by any person or entity, Tenant's written request shall not be considered complete until the information described in (i), (ii) and (iii) of the previous sentence has been provided with respect to each proposed guarantor. "Transfer" shall also include the transfer (i) if Tenant is a corporation, other than a professional corporation, and Tenant's stock is not publicly traded over a recognized securities exchange, of more than fifty percent (50%) of the voting stock of such corporation during the Term of this Lease (whether or not in one or more transfers) or the dissolution, merger or liquidation of the corporation, or (ii) if Tenant is a partnership or other entity of more than fifty percent (50%) of the profit and loss participation in such partnership or entity during the Term of this Lease (whether or not in one or more transfers) or the dissolution, merger or liquidation of the partnership or entity. If Tenant is a limited or general partnership (or is comprised of two or more persons, individually or as co-partners), Tenant shall not be entitled to change or convert to (i) a limited liability company, (ii) a limited liability partnership or (iii) any other entity which possesses the characteristics of limited liability without the prior written consent of Landlord, which consent shall not be unreasonably withheld, it being deemed reasonable for Landlord to withhold its consent to any such conversion if in Landlord's determination the financial condition of the new entity is such that it will not reasonably be likely to fulfill the Tenant's remaining obligations under the Lease. Tenant's sole remedy in the event that Landlord shall wrongfully withhold consent to or disapprove any assignment or sublease shall be (i) to obtain an order by a court of competent jurisdiction that Landlord grant such consent, or (ii) to submit such dispute to arbitration as provided below; in no event shall Landlord be liable for damages with respect to its granting or withholding consent to any proposed assignment or sublease. Tenant shall have the right to submit a dispute relating to whether Landlord shall have been reasonable in withholding, conditioning or delaying its consent to any proposed assignment or subleasing by Tenant (an "Assignment/Subletting Dispute") to binding expedited arbitration
              ------------------------------
under the Commercial Arbitration Rules (the "AAA Rules") of the AAA, and in particular, the Expedited Procedures provisions (Rules 53 through 57 in the January 1, 1993 edition) of such Commercial Arbitration Rules. If Landlord shall exercise any option to recapture the Leased Premises, or shall deny a request for consent to a proposed assignment or sublease, Tenant shall indemnify, defend and hold Landlord harmless from and against any and all losses, liabilities, damages, costs and claims that may be made against Landlord by the proposed assignee or subtenant, or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

          (b) Leveraged Buy-Out.  The involvement by Tenant or its assets in any
              -----------------
transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise) whether or not a formal assignment or hypothecation of this Lease or Tenant's assets occurs, which results or will result in a reduction of the "Net Worth" of Tenant as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Tenant as it is represented to Landlord at the time of the execution by Landlord of this Lease, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Tenant was or is greater, shall be considered to be an assignment of this Lease by Tenant to which Landlord may reasonably withhold its consent. "Net Worth" of Tenant for purposes of this Section 9(b) shall be the net worth of Tenant (excluding any guarantors) established under generally accepted accounting principles consistently applied.

          (c) Standard For Approval.  Landlord shall not  unreasonably  withhold
              ---------------------
its consent to a Transfer provided that Tenant has complied with each and every requirement, term and condition of this Section 10. Tenant acknowledges and agrees that each requirement, term and condition in this Section 10 is a reasonable requirement, term or condition. It shall be deemed reasonable for Landlord to withhold its consent to a Transfer if any requirement, term or condition of this Section 10 is not complied with or: (i) the Transfer would cause Landlord to be in violation of its obligations under another lease or agreement to which Landlord is a party; (ii) in Landlord's reasonable judgment, a proposed assignee has a smaller net worth than Tenant had on the date this Lease was entered into with Tenant or is less able financially to pay the rents due under this Lease as and when they are due and payable; (iii) a proposed assignee's or subtenant's business will impose an unreasonable burden on the Building's parking facilities, elevators, Common Areas or utilities that is greater than the burden imposed by Tenant, in Landlord's reasonable judgment;
(iv) the terms of a proposed assignment or subletting will allow the proposed assignee or subtenant to exercise a right of renewal, right of expansion, right of first offer, right of first refusal or similar right held by Tenant; (v) a proposed assignee or subtenant refuses to enter into a written assignment agreement or sublease, reasonably satisfactory to Landlord, which provides that it will abide by and assume all of the applicable terms and conditions of this Lease for the term of any assignment or sublease and containing such other terms and conditions as Landlord reasonably deems necessary; (vi) the use of the Leased Premises by the proposed assignee or subtenant will not be for the use permitted by this Lease; (vii) any guarantor of this Lease refuses to consent to the Transfer or to execute a written agreement reaffirming the guaranty; (viii) Tenant is in default as defined in Section 11 at the time of the request; (ix) if requested by Landlord, the assignee or subtenant refuses to sign a non-disturbance and attornment agreement in favor of Landlord's lender in form and substance substantially similar to that signed by Tenant; (x) Landlord has sued or been sued by the proposed assignee or subtenant or has otherwise been involved in a legal dispute with the proposed assignee or subtenant; (xi) the assignee or subtenant is involved in a business which is not in keeping with the then current standards of the Building; (xii) the proposed assignee or subtenant is an existing tenant of the Building which Landlord has the capacity to, and desires to, expand or relocate in the Building or is a person or entity then negotiating with Landlord for the lease of space in the Building; (xiii) the assignment or sublease will result in the Leased Premises being used as an executive suite; or (xiv) the assignee or subtenant is a governmental or quasi-governmental entity or an agency, department or instrumentality of a governmental or quasi-governmental agency.

          (d)  Additional   Terms  and  Conditions.   The  following  terms  and
               -----------------------------------
conditions shall be applicable to any Transfer:

               (1) Regardless of Landlord's consent, no Transfer shall release Tenant from Tenant's obligations hereunder or alter the primary liability of Tenant to pay the rent and other sums due Landlord hereunder and to perform all other obligations to be performed by Tenant hereunder or release any guarantor from its obligations under its guaranty.

               (2) Landlord may accept rent from any person other than Tenant pending approval or disapproval of an assignment or subletting.

               (3) Neither a delay in the approval or disapproval of a Transfer, nor the acceptance of rent, shall constitute a waiver or estoppel of Landlord's right to exercise its rights and remedies for the breach of any of the terms or conditions of this Section 10.

               (4) The consent by Landlord to any Transfer shall not constitute a consent to any subsequent Transfer by Tenant or to any subsequent or successive Transfer by an assignee or subtenant. However, Landlord may consent to subsequent Transfers or any amendments or modifications thereto without notifying Tenant or anyone else liable on the Lease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease.

               (5) In the event of any default under this Lease, Landlord may proceed directly against Tenant, any guarantors or anyone else responsible for the performance of this Lease, including any subtenant or assignee, without first exhausting Landlord's remedies against any other person or entity responsible therefor to Landlord, or any security held by Landlord.

               (6) Landlord's written consent to any Transfer by Tenant shall not constitute an acknowledgment that no default then exists under this Lease nor shall such consent be deemed a waiver of any then existing default.

               (7) The discovery of the fact that any financial statement relied upon by Landlord in giving its consent to an assignment or subletting was, to Tenant's actual knowledge, materially false shall, at Landlord's election, render Landlord's consent null and void.

               (8) Landlord shall not be liable to any subtenant under this Lease or under any sublease.

               (9) No assignment or sublease may be modified or amended without Landlord's prior written consent, such consent not to be unreasonably withheld, conditioned or delayed.

               (10) The occurrence of a transaction described in Section 10(b) shall give Landlord the right (but not the obligation) to require that Tenant immediately provide Landlord with an additional Security Deposit in an amount reasonably determined by Landlord to protect Landlord's interests hereunder, and Landlord may make its receipt of such amount a condition to Landlord's consent to such transaction.

               (11) Any assignee of, or subtenant under, this Lease shall, by reason of accepting such assignment or entering into such sublease (with respect to the sublet space), be deemed, for the benefit of Landlord, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Tenant during the term of said assignment or sublease, other than such obligations as are contrary or inconsistent with provisions of an assignment or sublease to which Landlord has specifically consented in writing.

          (e)  Additional  Terms and Conditions  Applicable to  Subletting.  The
               -----------------------------------------------------------
following terms and conditions shall apply to any subletting by Tenant of all or any part of the Leased Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

               (1) Tenant hereby absolutely and unconditionally assigns and transfers to Landlord all of Tenant's interest in all rentals and income arising from any sublease entered into by Tenant, and Landlord may collect such rent and income and apply same toward Tenant's obligations under this Lease; provided, however, that until an Event of Default shall occur under this Lease, Tenant may receive, collect and enjoy the rents accruing under such sublease. Landlord shall not, by reason of this or any other assignment of such rents to Landlord nor by reason of the collection of the rents from a subtenant, be deemed to have assumed or recognized any sublease or to be liable to the subtenant for any failure of Tenant to perform and comply with any of Tenant's obligations to such subtenant under such sublease, including, but not limited to, Tenant's obligation to return any Security Deposit. Tenant hereby irrevocably authorizes and directs any such subtenant, upon receipt of a written notice from Landlord stating that an Event of Default exists under this Lease, to pay to Landlord the rents due as they become due under the sublease. Tenant agrees that such subtenant shall have the right to rely upon any such statement and request from Landlord, and that such subtenant shall pay such rents to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Tenant to the contrary.

               (2) In the event Tenant shall default beyond any applicable notice and cure periods in the performance of its obligations under this Lease, Landlord at its option and without any obligation to do so, may require any subtenant to attorn to Landlord, in which event Landlord shall undertake the obligations of Tenant under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Landlord shall not be liable for any prepaid rents or Security Deposit paid by such subtenant to Tenant not delivered to Landlord or for any other prior defaults of Tenant under such sublease.

     (f)     Transfer  Premium from Assignment or Subletting.  Landlord shall be
             -----------------------------------------------
entitled to receive from Tenant (as and when received by Tenant) as an item of additional rent fifty percent (50%) of all amounts received by Tenant from any subtenant or assignee in excess of the amounts payable by Tenant to Landlord hereunder (hereinafter the "Transfer Premium"). Landlord shall not have the right to receive the Transfer Premium in the event of a sublease or assignment to a Permitted Transferee, as defined in Section 10(i) AND PROVIDED FURTHER, THAT LANDLORD SHALL NOT HAVE THE RIGHT TO RECEIVE THE TRANSFER PREMIUM IN THE EVENT OF A SUBLEASE OF LESS THAN TWENTY-FIVE PERCENT (25%) OF THE LEASED PREMISES FOR FURNISHED OFFICE SPACE TO A SUBTENANT THAT RECEIVES SECRETARIAL SUPPORT SERVICES FROM TENANT AS PART OF THE SUBLEASE AGREEMENT (HEREINAFTER REFERRED TO AS A "PERMITTED SUBLEASE"). The Transfer Premium shall be reduced by the reasonable and customary costs incurred by Tenant to effect such assignment or subletting, to include brokerage fees and commissions, tenant improvement costs, marketing costs, tenant allowances and legal fees actually paid by Tenant in order to assign the Lease or to sublet a portion of the Leased Premises. For purposes of calculating the Transfer Premium, all expenses will be amortized over the life of such sublease. "Transfer Premium" shall mean all Basic Rent, Additional Charges or other consideration of any type whatsoever payable by the assignee or subtenant in excess of the Basic Rent and Additional Charges payable by Tenant under this Lease. If less than all of the Leased Premises is transferred, the Basic Rent and the Additional Charges shall be determined on a per rentable square foot basis. Transfer Premium shall also include, but not be limited to, key money and bonus money paid by the assignee or subtenant to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to the assignee or subtenant or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to the assignee or subtenant in connection with such Transfer. For purposes of calculating the Transfer Premium, expenses will be amortized over the life of the sublease.

          (g) Landlord's Option to Recapture Space.  Notwithstanding anything to
              ------------------------------------
the contrary contained in this Section 10, Landlord shall have the option, by giving written notice to Tenant within twenty (20) days after receipt of any request by Tenant to either (i) assign this Lease to any person or entity other than a Permitted Transferee, or (ii) sublease space in the Leased Premises to any person or entity other than a Permitted Transferee, to terminate this Lease with respect to all but not less than all of said space effective as of the proposed transfer date but in no event earlier than thirty (30) days after Landlord's election; PROVIDED, HOWEVER, THAT TENANT SHALL HAVE THREE (3) BUSINESS DAYS FOLLOWING NOTICE BY LANDLORD OF ITS ELECTION TO RECAPTURE SAID SPACE TO RESCIND ITS REQUEST TO ASSIGN OR SUBLEASE. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Leased Premises, the Tenant shall be released from this Lease with respect to the space recaptured by Landlord (except to the extent any such obligations by their terms survive termination of this Lease), the Basic Rent, Tenant's Proportionate Share of Operating Expense increases and the number of parking spaces Tenant may use shall be adjusted on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the original Leased Premises, and this Lease as so amended shall continue thereafter in full force and effect with respect to that portion of the Leased Premises retained by Tenant, and upon request of either party, the parties shall execute written confirmation of same. If Landlord recaptures only a portion of the Leased Premises, it shall construct and erect at its sole cost such partitions as may be required to demise and sever the space to be retained by Tenant from the space recaptured by Landlord. Landlord may, at its option, lease any recaptured portion of the Leased Premises to the proposed subtenant or assignee or to any other person or entity without liability to Tenant. Tenant shall not be entitled to any portion of the profit, if any, Landlord may realize on account of such termination and reletting. Tenant acknowledges that the purpose of this Section 10(g) is to enable Landlord to receive profit in the form of higher rent or other consideration to be received from an assignee or sublessee, to give Landlord the ability to meet additional space requirements of other tenants of the Building and to permit Landlord to control the leasing of space in the Building. Tenant acknowledges and agrees that the requirements of this Section 10(g) are commercially reasonable and are consistent with the intentions of Landlord and Tenant. NOTWITHSTANDING THE FOREGOING, LANDLORD'S RIGHT TO RECAPTURE SHALL NOT APPLY TO ANY PERMITTED SUBLEASE AS THAT TERM IS DEFINED IN SECTION 10(F) HEREINABOVE.

          (h) Landlord's  Expenses.  In the event Tenant shall assign this Lease
              --------------------
or sublet the Leased Premises or request the consent of Landlord to any Transfer, then Tenant shall pay Landlord's reasonable costs and expenses incurred in connection therewith, including, but not limited to, attorneys', architects', accountants', engineers' or other consultants' fees. SUCH EXPENSES SHALL NOT EXCEED ONE THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($1,500.00) PER TRANSFER OR REQUEST TO TRANSFER.

          (i) Permitted Transactions.  NOTWITHSTANDING  ANYTHING TO THE CONTRARY
              ----------------------
CONTAINED IN THIS SECTION 10, TENANT SHALL HAVE THE RIGHT, WITHOUT LANDLORD'S CONSENT, UPON THIRTY (30) DAYS ADVANCE WRITTEN NOTICE TO LANDLORD, TO ASSIGN THE LEASE OR SUBLET THE WHOLE OR ANY PART OF THE LEASED PREMISES TO ANY ENTITY THAT CONTROLS, IS CONTROLLED BY OR IS UNDER COMMON CONTROL WITH TENANT OR IN CONNECTION WITH ANY CONSOLIDATION OR REORGANIZATION OF TENANT OR THE MERGER OF TENANT WITH ANY OTHER ENTITY OR THE SALE OF ALL OR SUBSTANTIALLY ALL OF TENANT'S ASSETS OR OF ALL OR SUBSTANTIALLY ALL OF THE INTERESTS (PARTNERSHIP, STOCK, OR OTHERWISE) IN TENANT (EACH OF THE TRANSACTIONS REFERENCED ABOVE IN THIS SUBPARAGRAPH (I) ARE HEREINAFTER REFERRED TO AS A "PERMITTED TRANSFER" AND EACH SURVIVING ENTITY SHALL HEREINAFTER BE REFERRED TO AS A "PERMITTED TRANSFEREE"); PROVIDED THAT SUCH PERMITTED TRANSFER IS SUBJECT TO THE FOLLOWING CONDITIONS:

               (i) TENANT, TO THE EXTENT TENANT SURVIVES SUCH TRANSACTION, SHALL REMAIN FULLY LIABLE UNDER THE TERMS AND CONDITIONS OF THE LEASE;

               (ii) ANY SUCH PERMITTED TRANSFEREE SHALL BE SUBJECT TO ALL OF THE TERMS, COVENANTS, AND CONDITIONS OF THE LEASE EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THIS LEASE;

               (iii)  ANY  SUCH  PERMITTED   TRANSFEREE  EXPRESSLY  ASSUMES  THE
OBLIGATIONS OF TENANT UNDER THE LEASE;

               (iv) SUCH PERMITTED TRANSFEREE HAS A NET WORTH AT LEAST EQUAL TO THE NET WORTH OF TENANT AS OF THE DATE OF THIS LEASE.

     11.  Default Provisions.
          ------------------

          (a) Events of Default. Each of the following events shall be deemed to
              -----------------
be a default under this Lease, and is referred to in this Lease as an "Event of Default":

               (1) A default by Tenant in the due and punctual payment of any Basic Rent or Additional Charges (other than those Additional Charges for which Landlord must give Tenant notice in which case subparagraph (2) below shall apply) which continues for more than five (5) business days after LANDLORD DELIVERS WRITTEN NOTICE THAT such Basic Rent or Additional Charges IS PAST due and payable; PROVIDED, HOWEVER, IT SHALL BE AN EVENT OF DEFAULT HEREUNDER WITHOUT ANY OBLIGATION OF LANDLORD TO GIVE ANY NOTICE TO TENANT IF LANDLORD HAS PREVIOUSLY GIVEN TENANT TWO (2) NOTICES PURSUANT TO THIS SECTION 11(A)(1) DURING THE EIGHTEEN (18) MONTH PERIOD PRECEDING SUCH DEFAULT; or

               (2) A default by Tenant in the due and punctual payment of Additional Charges which continues for more than five (5) business days after the payment date set forth in the notice of payment, where required, by Landlord to Tenant; or

               (3) The neglect or failure of Tenant to perform or observe any of the terms, covenants or conditions contained in this Lease on Tenant's part to be performed or observed other than those referred to above in subsection (1) which is not remedied by Tenant within twenty (20) days after Landlord shall have given to Tenant written notice specifying such neglect or failure or a reasonable time after written notice if such failure is incapable of cure within twenty (20) days, so long as Tenant pursues the cure with due diligence; or

               (4) The assignment, transfer, mortgaging or encumbering of this Lease or the subletting of the Leased Premises in a manner not permitted by
Section 10 hereof; or

               (5) The taking of this Lease or the Leased Premises, or any part thereof, upon execution or by other process of law directed against Tenant, or upon or subject to any attachment at the insistence of any creditor of or claimant against Tenant, which execution or attachment shall not be discharged or disposed of within thirty (30) days after the levy thereof, or the occurrence of any of the events listed in Section 12 hereof; or

               (6) ANY abandonment of the Leased Premises by Tenant.

          (b)  Remedies.  Upon five (5)  calendar  days notice from  Landlord to
               --------
Tenant of an Event of Default under Section 11(a)(1) above, or the occurrence of any other Event of Default, Landlord shall have the right, at its election, then or at any time thereafter while such Event of Default shall continue, either:

               (1) To give Tenant written notice that this Lease will terminate on a date to be specified in such notice, which date shall not be less than three (3) days after such notice, and on the date specified in such notice Tenant's right to possession of the Leased Premises shall cease and this Lease shall thereupon be terminated, but Tenant shall remain liable as provided below in subsection (c); or,

               (2) Without demand or notice, to re-enter and take possession of the Leased Premises, or any part thereof, and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove its or their effects, either by summary proceedings or by action at law or in equity or by self-help (if necessary) or otherwise, without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or preceding breach of covenant. If Landlord elects to re-enter under this subsection (2), Landlord may terminate this Lease, or, from time to time, without terminating this Lease but terminating Tenant's right to occupy the Leased Premises, may relet the Leased Premises, or any part thereof, as agent for Tenant for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord may deem advisable, with the right to make reasonable alterations and repairs to the Leased Premises. No such re-entry or taking of possession of the Leased Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant under above subsection (1) or unless the termination thereof be decreed by a court of competent jurisdiction. Tenant waives any right to the service of any notice of Landlord's intention to re-enter provided for by any present or future law.

          (c) Damages.  If Landlord  terminates  this Lease or Tenant's right to
              -------
occupy the Leased Premises pursuant to above subsection (b), subject to Landlord's obligation to expend commercially reasonable efforts to relet the Leased Premises and mitigate its damages, (however Landlord shall have no obligation to relet the Leased Premises if other vacant space is available in the Building) Tenant shall remain liable (in addition to accrued liabilities) to the extent legally permissible for (i) (A) all Basic Rent and Additional Charges provided for in this Lease until the date this Lease would have expired had such termination not occurred, discounted to present value at the discount rate of the Federal Reserve Bank of Baltimore at the time of such termination plus one percent (1%), all accelerated to the date of any such termination ("NPV"), and
(B) any and all reasonable expenses incurred by Landlord in re-entering the Leased Premises, repossessing the same, making good any default of Tenant, remodeling, altering or dividing the Leased Premises for relet, combining the same with any adjacent space for any new tenants, putting the same in proper repair, establishing signage for, reletting the same (including any and all reasonable attorneys fees and disbursements and reasonable brokerage fees incurred in so doing), and any and all expenses which Landlord may incur in reletting the Leased Premises; less (ii) the net proceeds of any reletting of the Leased Premises discounted to NPV. Tenant agrees to pay to Landlord the difference between items (i) and (ii) above, within ten (10) days after notice, upon any termination or subletting, in full or, at Landlord's option, with respect to each month during the Term, at the end of such month. Any suit brought by Landlord to enforce collection of such difference for any one month shall not prejudice Landlord's right to enforce the collection of any difference for any other month. In addition to the foregoing, Tenant shall pay to Landlord such sums as the court which has jurisdiction thereover may adjudge reasonable as attorneys fees with respect to any successful law suit or action instituted by Landlord to enforce the provisions of this Lease. Landlord shall have the right, at its sole option, to relet the whole or any part of the Leased Premises for the whole of the unexpired Term, or longer, or from time to time for shorter periods, for any rental then obtainable, giving such concessions of rent and making such special repairs, alterations, decorations and painting for any new tenant as Landlord, in its sole and absolute discretion, may deem advisable. Landlord shall be under no obligation to relet the Leased Premises. Tenant's liability as aforesaid shall survive the institution of summary proceedings and the issuance of any warrant thereunder unless waived.

          (d) Basic Rent and  Additional  Charges.  If Tenant fails to pay Basic
              -----------------------------------
Rent or any Additional Charges due hereunder on the date it is due, then after Tenant's second failure to pay any such monetary obligation on the date it is due (after expiration of any applicable notice and grace period) in any twelve
(12) month period, and at Landlord's option, Landlord may require Tenant to pay six (6) months of Basic Rent and Additional Charges in advance.

     12.  Bankruptcy Termination Provision.
          --------------------------------

     This Lease shall, at Landlord's option, terminate and expire, without the performance of any act or the giving of any notice by Landlord, upon the occurrence of any of the following events: (1) Tenant's inability to pay its debts generally as they become due, or (2) the commencement by Tenant of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or (3) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Tenant in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days, or (4) Tenant's making an assignment of all or a substantial part of its property for the benefit of its creditors, or (5) Tenant's seeking or consenting to or acquiescing in the appointment of, or the taking of possession by, a receiver, trustee or custodian for all or a substantial part of its property, or (6) the entry of a court order without Tenant's consent, which order shall not be vacated, set aside or stayed within sixty (60) days from the date of entry, appointing a receiver, trustee or custodian for all or a substantial part of its property, (7) the sale of all or substantially all of Tenant's assets OTHER THAN PURSUANT TO A PERMITTED TRANSFER, or (8) any of the foregoing events by or as against any Guarantor. In the event of termination of the Lease as a result of any of the foregoing events, Landlord shall be entitled to damages as set forth in Section 11(c) hereof. The provisions of this Section 12 shall be construed with due recognition for the provisions of the federal bankruptcy laws, where applicable, but shall be interpreted in a manner which results in a termination of this Lease in each and every instance, and to the fullest extent and at the earliest moment, that such termination is permitted under the federal bankruptcy laws, it being of prime importance to the Landlord to deal only with Tenants who have, and continue to have, a strong degree of financial strength and financial stability.

     13.  Landlord May Perform Tenant's Obligations.
          -----------------------------------------

     If Tenant shall fail to keep or perform any of its obligations as provided in this Lease in respect to (a) maintenance of insurance, (b) repairs and maintenance of the Leased Premises, (c) compliance with the Requirements, or (d) the making of any other payment or performance of any other obligation, then Landlord may (but shall not be obligated to do so) upon the continuance of such failure on Tenant's part for twenty (20) days after written notice to Tenant (or after such additional period, if any, as Tenant may reasonably require to cure such failure if of a nature which cannot be cured within said twenty (20) day period) and without waiving or releasing Tenant from any obligation, and as an additional but not exclusive remedy, make any such payment or perform any such obligation, and all sums so paid by Landlord and all necessary incidental costs and expenses, including attorneys fees, incurred by Landlord in making such payment or performing such obligation, together with interest thereon at the rate specified in Section 3(c) hereof from the date of payment, shall be deemed an Additional Charge and shall be paid to Landlord on demand, or at Landlord's option may be added to any installment of rent thereafter falling due, and if not so paid by Tenant, Landlord shall have the same rights and remedies as in the case of a default by Tenant in the payment of Rent.

     14.  Security Deposit.
          ----------------

          (a) Tenant shall deposit with Landlord the Security Deposit, as security for the prompt, full and faithful performance by Tenant of each and every provision of this Lease and of all obligations of Tenant hereunder. The Security Deposit shall be in the form of cash or, at Tenant's option, an irrevocable letter of credit (the "Security Deposit L/C"). If the Security Deposit is in the form of a letter of credit, the Security Deposit L/C shall be delivered to Landlord at Tenant's sole cost and expense. The Security Deposit L/C shall be issued by and drawn on a bank reasonably acceptable to Landlord, in Landlord's sole but reasonable discretion, and shall name Landlord as Beneficiary. If the maturity date of the Security Deposit L/C is prior to the end of the Term of the Lease, Tenant shall renew the Security Deposit L/C as often as is necessary with the same bank or financial institution (or a similar bank or financial institution reasonably acceptable to Landlord) and upon the same terms and conditions, not less than thirty (30) days prior to the purported expiration date of the Security Deposit L/C. In the event that Tenant fails to timely renew the Security Deposit L/C as aforesaid, Landlord shall be entitled to draw against the entire amount of the Security Deposit L/C. The Security Deposit L/C shall be assignable by Landlord and upon such assignment to any party assuming in writing the landlord interest and obligations under this Lease, and this Landlord shall be relieved from all liability to Tenant therefor. If an Event of Default occurs, Landlord may use, apply or retain the whole or any part of the Security Deposit for the payment of (i) any Basic Rent or Additional Charges which Tenant shall not have paid or which may become due after the occurrence of such Event of Default, (ii) any sum expended by Landlord on Tenant's behalf in accordance with the provisions of this Lease or (iii) any other sum which Landlord may expend or be required to expend by reason of Tenant's default, including damages or deficiency in the reletting of the Leased Premises as provided in Section 11 hereof. The use, application or retention of the Security Deposit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. If any portion of the Security Deposit is used, applied or retained by Landlord for the purposes set forth above, Tenant agrees, within ten (10) days after a written demand therefor is made by Landlord, to deposit cash or a new Security Deposit L/C meeting the criteria referenced in this
Section 14, with Landlord in an amount sufficient to restore the Security Deposit to its original amount. If Tenant shall fully and faithfully comply with all of the provisions of this Lease, the Security Deposit, or any balance thereof, shall be returned to Tenant within ten (10) business days after the expiration of the Term, with interest. In the absence of evidence satisfactory to Landlord of any permitted assignment of the right to receive the Security Deposit, or the remaining balance thereof, Landlord may return the same to Tenant, regardless of one or more assignments of Tenant's interest in this Lease or the Security Deposit. In such event, upon the return of the Security Deposit (or balance thereof) to Tenant, Landlord shall be completely relieved of liability under this Section 14. In the event of a transfer of Landlord's interest in the Leased Premises, Landlord shall have the right to transfer the Security Deposit to the transferee thereof. In such event, upon the delivery by Landlord to Tenant of such transferee's written acknowledgment of its receipt of such Security Deposit and its agreement to comply with the provisions of this Lease, Landlord shall be deemed to have been released by Tenant from all liability or obligation for the return of such Security Deposit, and Tenant agrees to look solely to such transferee for the return of the Security Deposit and the transferee shall be bound by all provisions of this Lease relating to the return of the Security Deposit. The Security Deposit shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord.

          (b) Notwithstanding anything to the contrary in this Section 14, and provided that Tenant is not in monetary default beyond any applicable notice and cure periods under the Lease at the time of each reduction, the amount of the Security Deposit L/C OR THE CASH SECURITY DEPOSIT, AS APPLICABLE, shall be reduced by Seventeen Thousand Five Hundred Five and 76/100 Dollars ($17,505.76)) on each anniversary of the Lease Commencement Date.

     15.  Subordination; Attornment.
          --------------------------

          (a)  Subordination.  Subject to the  provisions  contained  in Section
               -------------
15(d), this Lease and Tenant's interest hereunder shall be subject and subordinate to each and every ground or underlying lease now existing or hereafter made of the entire Building and/or underlying land and to all renewals, modifications, replacements and extensions thereof, and to the lien of any mortgage now or hereafter placed upon the Building, and to all renewals, modifications, replacements, consolidations and extensions thereof and to any and all advances made thereunder and the interest thereon. Tenant agrees that within fifteen (15) days after written request therefor from Landlord, it will, from time to time, execute and deliver any instrument or other document required by any such landlord or mortgagee to subordinate this Lease and its interest in the Leased Premises to such lease or the lien of any such mortgage. Tenant will also upon request submit current financial statements and financial statements covering the two (2) immediately preceding years, and Tenant will upon request, at Landlord's cost, record this Lease or a short form thereof if required by Landlord's mortgagee or other lending institution but, otherwise, Tenant shall not record this Lease or a short form thereof.

          (b)  Modifications.  In the event  that any bank,  insurance  company,
               -------------
university, pension or welfare fund, savings and loan association, real estate investment trust, business trust, or other financial institution providing financing for the Building requires, as a condition of such financing, that modifications to this Lease be obtained, and provided that such modifications
(i) are reasonable, (ii) do not materially adversely affect Tenant's use of the Leased Premises as herein permitted, (iii) do not materially adversely change Tenant's rights or obligations under this Lease, and (iv) do not increase the rentals and other sums required to be paid by Tenant hereunder, Landlord shall submit such required modifications to Tenant, and Tenant shall enter into and execute a written amendment hereto incorporating such required modifications within twenty (20) days after the same have been submitted to Tenant by Landlord. If Tenant shall fail to so enter into and execute such a written amendment, then Landlord shall thereafter have the right, at its sole option, to submit such matter to binding expedited arbitration under the Commercial Arbitration Rules of the AAA by giving Tenant written notice thereof.

          (c)  Attornment.  Subject to the provisions  contained in this Section
               ----------
15, in the event of (a) a transfer of Landlord's interest in the Leased Premises, (b) the termination of any ground or underlying lease of the entire Building and/or underlying land, or (c) the purchase of the Building or Landlord's interest therein at a foreclosure sale or by deed in lieu of foreclosure under any mortgage or pursuant to a power of sale contained in any mortgage, then in any of such events, Tenant shall, at Landlord's request, attorn to and recognize the transferee or purchaser of Landlord's interest or the landlord under the terminated ground or underlying lease, as the case may be, as landlord under this Lease for the balance then remaining of the Term, and thereafter this Lease shall continue as a direct lease between such person, as "Landlord", and Tenant, as "Tenant", but such landlord, transferee or purchaser, unless an express assumption of this Lease is made by such landlord, transferee or purchaser, in which case Landlord shall be released from liability, shall not be liable for any act or omission of Landlord prior to such lease termination or prior to such person's succession to title, nor be subject to any offset, defense or counterclaim accruing prior to such lease termination or prior to such person's succession to title, nor be bound by any payment of Basic Rent or Additional Charges prior to such lease termination or prior to such person's succession to title for more than one month in advance. Tenant agrees that, within twenty (20) days after written request therefor from Landlord, it will, from time to time, execute and deliver any instrument or other document required by any mortgagee, transferee, purchaser or other interested person to confirm such attornment and/or such obligation to attorn.

          (d) Nondisturbance.  Notwithstanding  anything contained in Section 15
              --------------
of this Lease to the contrary:

                    a) If this Lease is subordinate to any existing fee or leasehold mortgages or ground or air space leases covering the underlying land, Building or Common Areas, Landlord, prior to the Lease Commencement Date, shall obtain, have executed and shall deliver to Tenant, a Subordination, Nondisturbance and Attornment Agreement by and between the Tenant and such prior party, in the form of Exhibit F attached to this Lease.
                      ---------

                    b) Subject to the provision of subsection (i) below, this Lease shall be subordinate and subject to any future fee or leasehold Mortgages and ground or air space leases covering the underlying land, Building or Common Areas.

                    (i) If any Mortgage is foreclosed or ground lease or air space lease is terminated, then:

                         (1) This Lease shall continue in full force and effect,
                             and

                         (2) Tenant's  quiet  enjoyment  shall  not be disturbed
                             if Tenant is not in default of this Lease beyond any applicable grace and notice period provided herein for the cure thereof, and

                         (3) Tenant  shall  attorn to  and  recognize  the
                             mortgagee, purchaser at a foreclosure sale or ground or other lessor ("Successor Landlord") as Tenant's landlord for the remaining Lease Term; and

                    (ii) This subsection shall be self-operative; however, Landlord shall use commercially reasonable efforts to cause a future lender to enter into an agreement confirming such subordination, attornment and non-disturbance if either party so requests.

     16.  Quiet Enjoyment.
          ---------------

          Landlord covenants that Tenant, upon paying the Basic Rent and the Additional Charges provided for in this Lease, and upon performing and observing all of the terms, covenants, conditions and provisions of this Lease on Tenant's part to be kept, observed and performed, shall quietly hold, occupy and enjoy the Leased Premises during the Term without hindrance, ejection or molestation by Landlord or any party lawfully claiming through or under Landlord, subject to the terms of this Lease.

     17.  Landlord's Right of Access.
          --------------------------

          Landlord may, SUBJECT TO GOVERNMENTAL AND TENANT'S REASONABLE REQUIREMENTS WITH RESPECT TO CONFIDENTIALITY AND SECURITY, during any reasonable time or times AND UPON TWENTY-FOUR (24) HOURS PRIOR NOTICE TO TENANT (unless a suspected emergency), before and after the Lease Commencement Date, enter upon the Leased Premises, any portion thereof and any appurtenance thereto (with laborers and materials, if required) for the purpose of: (i) inspecting the same; (ii) making such repairs, replacements or alterations which it may be required to perform under the provisions of this Lease or which it may deem desirable for the Leased Premises or the Building, including but not limited to repairs and improvements to space above, below and/or on the same floor as the Leased Premises; and (iii) DURING THE LAST NINE (9) MONTHS OF THE TERM OF THIS LEASE, showing the Leased Premises to prospective purchasers or tenants. Landlord agrees to give reasonable notice prior to any such entry except that Landlord may enter without notice in the case of a suspected emergency. In making such an entry, Landlord agrees to use reasonable efforts to avoid interfering with the regular and usual conduct of the Tenant's business. If Tenant shall carpet over the floor of the Leased Premises, Landlord shall have the right to cut such carpeting in order to make or install any necessary electrical or telephone equipment or wiring to service other parts of the Building, without being held liable therefor, provided Landlord shall have the carpeting restored in a workmanlike manner and to Tenant's reasonable satisfaction.

     18.  Limitation on Landlord's Liability.
          ----------------------------------

          (a)  Limitation.   Landlord,  its  affiliates  and  their  agents  and
               ----------
employees shall not be liable to Tenant, its employees, agents, business invitees, licensees, customers, guests or trespassers for any damage or loss to the property of Tenant or others located on the Leased Premises or for any accident or injury to persons in the Leased Premises or the Building resulting from: the necessity of repairing any portion of the Building; the use or operation (by Tenant or any other person or persons whatsoever) of any elevators, or heating, cooling, electrical or plumbing equipment or apparatus; the termination of this Lease by reason of the destruction of the Building or the Leased Premises; any fire, robbery, theft and/or any other casualty; any leaking in any part or portion of the Leased Premises or the Building; any water, wind, rain or snow that may leak into, or flow from, any part of the Leased Premises or the Building; any acts or omissions of any occupant of any space adjacent to or adjoining all or any part of the Leased Premises; any water, gas, steam, fire, explosion, electricity or falling plaster; the bursting, stoppage or leakage of any pipes, sewer pipes, drains, conduits, ducts, appliances or plumbing works; the functioning or malfunctioning of the fire sprinkler system; the functioning or malfunctioning of any security system installed in the Building or any part thereof; or any other cause whatsoever; provided, however, that Landlord shall be liable for any such damage or loss resulting from the gross negligence or willful misconduct of Landlord, its affiliates and their agents and employees. NOTHING IN THIS SECTION 18(A) SHALL BE DEEMED TO BE A WAIVER OF TENANT'S RIGHT TO A CLAIM OF CONSTRUCTIVE EVICTION OR SPECIFIC PERFORMANCE.

          (b) Force  Majeure.  LANDLORD'S  AND  TENANT'S  TIME TO PERFORM  THEIR
              --------------
RESPECTIVE OBLIGATIONS UNDER THIS LEASE BECAUSE OF, FROM OR THROUGH ACTS OF GOD, STRIKES, LOCKOUTS, LABOR DIFFICULTIES, EXPLOSIONS, SABOTAGE, ACCIDENTS, RIOTS, CIVIL COMMOTIONS, ACTS OF WAR, RESULTS OF ANY WARFARE OR WARLIKE CONDITIONS IN THIS OR ANY FOREIGN COUNTRY, FIRE AND CASUALTY, REQUIREMENTS OR OTHER SIMILAR CAUSES BEYOND THE REASONABLE CONTROL OF LANDLORD OR TENANT, AS THE CASE MAY BE (HEREINAFTER A "FORCE MAJEURE EVENT"), SHALL EXTEND SUCH PARTY'S TIME TO PERFORM BY THE PERIOD OF SUCH DELAY OR SUCH PREVENTION WHICH SHALL BE DEEMED ADDED TO THE TIME HEREIN PROVIDED FOR THE PERFORMANCE OF ANY SUCH OBLIGATION PROVIDED, HOWEVER, NOTHING HEREIN SHALL REDUCE LANDLORD'S OBLIGATIONS TO PROVIDE SERVICES OR REPAIRS. NOTWITHSTANDING THE FOREGOING, TENANT'S FAILURE TO PAY RENT SHALL NOT BE EXCUSED BY ANY FORCE MAJEURE EVENT.

     19.  Hazardous Material.
          ------------------

          For purposes of this Lease, the term "Hazardous Material" means any hazardous substance, hazardous waste, infectious waste, or toxic substance, material, or waste which becomes regulated or is defined as such by any local, state or federal governmental authority. Landlord covenants that, to its actual knowledge, there is no Hazardous Material located in, on or under the Building as of the date of this Lease in violation of any federal or state law. Landlord hereby agrees to indemnify Tenant from and against any claims, damages, losses or liabilities (including reasonable attorney's fees) incurred by Tenant and arising from (i) any breach of the foregoing representation and warranty, and
(ii) any Hazardous Material brought into the Leased Premises or the Building by Landlord or another tenant. Except for small quantities of ordinary office supplies such as copier toners, liquid paper, glue, ink and common household cleaning materials, Tenant shall not cause or permit any Hazardous Material to be brought, kept or used in or about the Leased Premises or the Building by Tenant, its agents, employees, contractors, or invitees. Tenant hereby agrees to indemnify Landlord from and against any breach by Tenant of the obligations stated in the preceding sentence, and agrees to defend and hold Landlord harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Building, damages for the loss or restriction or use of rentable space or of any amenity of the Building, damages arising from any adverse impact on marketing of space in the Building, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Term of this Lease as result of such breach. This indemnification of

Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions and any cleanup, remedial removal, or restoration work required due to the presence of Hazardous Material. Tenant shall promptly notify Landlord of any release of a Hazardous Material in the Leased Premises or at the Building of which Tenant becomes aware, whether caused by Tenant or any other person or entity. The provisions of this Section 19 shall survive the termination of the Lease.

          (a) Definition and Consent. The term "Hazardous  Substance" as used in
              ----------------------
this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or affect, either by itself or in combination with other materials expected to be on the Leased Premises, is either: (a) potentially injurious to the public health, safety or welfare, the environment or the Leased Premises, (b) regulated or monitored by any governmental entity, (c) a basis for liability of Landlord to any governmental entity or third party under any federal, state or local statute or common law theory or (d) defined as a hazardous material or substance by any federal, state or local law or regulation. Except for small quantities of ordinary office supplies such as copier toner, liquid paper, glue, ink and common household cleaning materials, Tenant shall not cause or permit any Hazardous Substance to be brought, kept, or used in or about the Leased Premises or the Building by Tenant, its agents, employees, contractors or invitees.

          (b) Duty to Inform Landlord.  If Tenant knows, or has reasonable cause
              -----------------------
to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on or under or about the Leased Premises or the Building, Tenant shall immediately give written notice of such fact to Landlord. Tenant shall also immediately give Landlord (without demand by Landlord) a copy of any statement, report, notice, registration, application, permit, license, given to or received from, any governmental authority or private party, or persons entering or occupying the Leased Premises, concerning the presence, spill, release, discharge of or exposure to, any Hazardous Substance or contamination in, on or about the Leased Premises or the Building.

          (c) Inspection; Compliance. Landlord and Landlord's employees, agents,
              ----------------------
contractors and lenders shall have the right to enter the Leased Premises at any time in the case of an emergency, and otherwise at reasonable times upon reasonable advance notice, for the purpose of inspecting the condition of the Leased Premises and for verifying compliance by Tenant with this Section 19. Landlord shall have the right to employ experts and/or consultants in connection with its examination of the Leased Premises and with respect to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Leased Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a contamination, caused or materially contributed to by Tenant, is found to exist or be imminent, or unless the inspection is requested or ordered by governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Tenant shall upon THIRTY (30) DAYS PRIOR WRITTEN NOTICE, WHICH NOTICE SHALL INCLUDE SUPPORTING DOCUMENTATION FOR THE COST OF SUCH REPAIRS, reimburse Landlord for the cost and expenses of such inspection.

     20.  Certificates.
          ------------

          Tenant shall, without charge therefor, at any time and from time to time, within twenty (20) days after request therefor by Landlord, execute, acknowledge and deliver to Landlord a written estoppel certificate certifying to Landlord, any mortgagee, assignee of a mortgagee, or any purchaser of the Building, or any other person designated by Landlord, as of the date of such estoppel certificate, (i) that Tenant is in possession of the Leased Premises (if accurate), (ii) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and setting forth such modification); (iii) whether or not, to the best of Tenant's knowledge, there are then existing any set-offs or defenses against the enforcement of any right or remedy of Landlord, or any duty or obligation of Tenant hereunder (and, if so, specifying the same in detail); (iv) the dates through which Basic Rent and Additional Charges have been paid; (v) that Tenant has no knowledge of any then uncured defaults on the part of Landlord under this

Lease (or if Tenant has knowledge of any such uncured defaults, specifying the same in detail); (vi) that Tenant has no knowledge of any event having occurred that authorizes the termination of this Lease by Tenant (or if Tenant has such knowledge, specifying the same in detail); (vii) the amount of any Security Deposit held by Landlord; (viii) other matters reasonably requested by Landlord and (ix) such other matters as to material facts as Tenant deems necessary to make the certificate accurate. Tenant shall be in material default of this Lease if Tenant shall fail to so execute and deliver such a written estoppel certificate.

     21.  Surrender of Leased Premises.
          ----------------------------

          Tenant shall, on or before the last day of the Term, or upon earlier termination hereof or of Tenant's right to occupy the Leased Premises in accordance with the terms hereof, (i) peaceably and quietly leave, surrender and yield up to Landlord the Leased Premises, free of subtenancies, broom clean and, subject to the provisions of Section 13 hereof, in good order and condition except for reasonable wear and tear AND DAMAGE DUE TO CASUALTY OR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD (OR LANDLORD'S EMPLOYEES, CONTRACTORS, OR AGENTS), and (ii) at its expense, remove from the Leased Premises all movable trade fixtures, furniture, equipment, and other personal property, provided that Tenant shall promptly repair any damage caused by such removal. Any of such property not so removed may, at Landlord's election and without limiting Landlord's right to compel removal thereof, be deemed abandoned and either may be retained by Landlord as its property or be disposed of, without accountability, in such manner as Landlord may see fit. EXCEPT AS
OTHERWISE LISTED ON EXHIBIT G ATTACHED HERETO, ALL affixed installations, alterations, additions, betterments and improvements to the Leased Premises made by either Landlord or Tenant, whether at Landlord's or Tenant's expense, including, without limitation, all wiring, paneling, partitions, floor coverings, lighting fixtures, built-in cabinets, bookshelves affixed to walls, and the like, unless designated in writing by agreement of the parties upon installation, shall become the property of Landlord when installed and shall remain with the Leased Premises at the expiration or sooner termination of the Term, except that Landlord shall have the right, by notice to Tenant at the time of approving Tenant's plans for such improvements, to require Tenant, at its expense, to remove any of such property installed by or at the sole expense of Tenant or other remaining property objectionable to Landlord and to repair any damage caused by such removal. In the event Tenant fails to perform such removal and repair, as aforesaid, Landlord may remove any property of Tenant from the Leased Premises and store the same elsewhere at the expense and risk of Tenant. The provisions of this Section shall survive any expiration or termination of this Lease.

     22.  Alterations and Additions.
          -------------------------

          (a) Tenant will not make or permit anyone to make any alterations, additions or improvements, structural or otherwise ("Alterations"), in or to the Leased Premises or the Building, without first obtaining the written consent of Landlord which consent may be granted or withheld by Landlord as provided below. Alterations shall include, but shall not be limited to, the installation or alteration of security or fire protection systems, communication systems, millwork, shelving, file retrieval or storage systems, carpeting or other floor covering, window and wall coverings, electrical distribution systems, lighting fixtures, telephone or computer system wiring, HVAC and plumbing. At the expiration of the Term, Landlord may require the removal of any Alterations installed by Tenant which Landlord has identified at the time Landlord approves the plans therefore and the restoration of the Leased Premises and the Building to their prior condition, at Tenant's expense. If, as a result of any Alteration made by Tenant, Landlord is obligated to comply with the Americans With Disabilities Act or any other law or regulation and such compliance requires Landlord to make any improvement or Alteration to any portion of the Building, as a condition to Landlord's consent, Landlord shall have the right to require Tenant to pay to Landlord prior to the construction of any Alteration by Tenant, the entire cost of any improvement or Alteration Landlord is obligated to complete by such law or regulation. Should Landlord permit Tenant to make its own Alterations, Tenant shall use only such contractor as has been expressly approved by Landlord, and Landlord may require Tenant to provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to ONE HUNDRED TWENTY-FIVE PERCENT (125%) the estimated cost of such Alterations, to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of the work. Landlord may withhold its consent in its sole and absolute discretion with respect to any Alterations which are visible from the outside of the Leased Premises or adversely effect the structural integrity of the Building or any of the Main Building Systems, as hereinafter defined. Landlord will not unreasonably withhold, condition or delay its consent to any Alterations provided that Tenant otherwise complies with the provisions of this Section 22 and that the same (i) are not visible from the outside of the Leased Premises, and (ii) do not adversely effect the structural integrity of the Building or any of the Building systems which are not located within the Leased Premises and which provide services to other occupants of the Building in addition to Tenant, including the structural, electrical, plumbing and HVAC systems ("Main Building Systems"). In the event Landlord consents to any such Alterations, the same shall be performed in accordance with plans and specifications reasonably approved in writing by Landlord, which approval shall not be deemed to assure compliance with Laws. WITH RESPECT TO ALTERATIONS FOR WHICH LANDLORD'S CONSENT IS REQUIRED , Tenant shall pay to Landlord a fee equal to ten percent (10%) of the cost of the Alterations to compensate Landlord for the overhead and other costs it incurs in reviewing the plans for the Alterations and in monitoring the construction of the Alterations and five percent (5%) for profit. In the event Landlord grants such consent and permits Tenant to contract out such work, which permission Landlord will not unreasonably withhold condition or delay, such Alterations shall be performed by adequately insured contractors reasonably approved by Landlord (or in the case of an Alteration to the Main Building Systems approved by Landlord, the contractor designated by Landlord (provided such contractor agrees to perform such Alterations at a commercially competitive cost)) and in a good and workmanlike manner in accordance with all applicable Laws with which Tenant is required to comply pursuant to the terms of this Lease and Requirements of which Tenant has prior written knowledge. Landlord may inspect such work, in progress. In any event, Tenant shall indemnify and hold harmless Landlord from and against any and all reasonable costs, expenses, claims, liens and damages to person or property resulting from the making of any such Alterations in or to the Leased Premises or the Building by Tenant. In the event Tenant makes any Alterations, Tenant agrees to obtain or cause its contractor to obtain, prior to the commencement of any work, "builders all risk" insurance in an amount approved by Landlord and workers compensation insurance. Except as provided below, if any Alterations are made without the prior written consent of Landlord, Landlord may correct or remove the same UPON NOTICE TO TENANT, WHO SHALL HAVE A REASONABLE OPPORTUNITY TO MITIGATE ANY DAMAGES, and Tenant shall be liable for any and all costs and expenses incurred by Landlord in such removal. Tenant shall have the right to make cosmetic, non-structural Alterations to the Leased Premises without obtaining Landlord's prior written consent, but otherwise in accordance with the provisions of this Section 22, provided that Tenant provides Landlord with written notice of its intention to make such Alterations together with the plans and specifications for the same. For purposes of this Section 22 "cosmetic, non-structural Alterations" shall be deemed to mean paint, carpet and wallcovering. For purposes of the Lease, its shall be deemed reasonable for Landlord to require Tenant to perform any Alterations during non-business hours if such Alterations will create unreasonable noise, noxious fumes or otherwise interfere with the quiet enjoyment of the other tenants in the Building. In addition, Landlord shall have the right to reasonably approve the vendor who shall perform said Alterations. To the extent the Landlord's consent is required pursuant to this
Section 22, at the written request of Tenant, Landlord agrees to notify Tenant concurrently with Landlord's consent of any such Alterations whether Landlord will require Tenant to remove such Alterations at the end of the Lease Term if such Alterations are required to be removed in accordance with Section 21 hereof.

          (b) Any Alterations in or about the Leased Premises that Tenant shall desire to make shall be presented to Landlord in written form, with plans and specifications which are sufficiently detailed to obtain a building permit, if required. If Landlord consents to an Alteration, the consent shall be deemed conditioned upon Tenant acquiring a building permit (if required) from the applicable governmental agencies, furnishing a copy thereof to Landlord prior to the commencement of the work, and compliance by Tenant with all conditions of said permit in a prompt and expeditious manner. Tenant shall provide Landlord with as-built plans and specifications for any Alterations made to the Leased Premises.

          (c) Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use in the Leased Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Leased Premises or the Building, or any interest therein. If

Tenant shall, in good faith, contest the validity of any such lien, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to not less than ONE HUNDRED TWENTY-FIVE PERCENT (125%) OF the amount of such contested lien or claim indemnifying Landlord against liability arising out of such lien or claim. Such bond shall be sufficient in form and amount to free the Building from the effect of such lien. In addition, Landlord may require Tenant to pay Landlord's reasonable attorneys' fees and costs in connection with defending any such claims.

          (d) Tenant shall give Landlord not less than ten (10) days' advance written notice prior to the commencement of any work in the Leased Premises by Tenant, and Landlord shall have the right to post notices of non-responsibility in or on the Leased Premises or the Building.

          (e) All Alterations (whether or not such Alterations constitute trade fixtures of Tenant) which may be made to the Leased Premises by Tenant shall be paid for by Tenant, at Tenant's sole expense, and shall be made and done in a good and workmanlike manner and with new materials satisfactory to Landlord and such Alterations shall be the property of Landlord and remain upon and be surrendered with the Leased Premises at the expiration of the Term of the Lease. Provided no Event of Default exists, Tenant's personal property and equipment, other than that which is affixed to the Leased Premises so that it cannot be removed without material damage to the Leased Premises or the Building, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of Section 21 above.

     23.  Holding Over.
          ------------

          If Tenant remains in possession of the Leased Premises or any part thereof after the expiration or earlier termination of the term hereof with Landlord's consent, such occupancy shall be a tenancy from month to month upon all the terms and conditions of this Lease pertaining to the obligations of Tenant, except that the Basic Rent payable shall be the greater of (a) one hundred fifty percent (150%) of the Basic Rent payable immediately preceding the termination date of this Lease or (b) one hundred twenty-five percent (125%) of the fair market base rent for the Leased Premises as of the date Tenant holds over, and all Options, if any, shall be deemed terminated and be of no further effect. If Tenant remains in possession of the Leased Premises or any part thereof after the expiration of the Term hereof without Landlord's consent, Tenant shall, at Landlord's option, be treated as a tenant at sufferance or a trespasser. Nothing contained herein shall be construed to constitute Landlord's consent to Tenant holding over at the expiration or earlier termination of the Term. Tenant hereby agrees to indemnify, hold harmless and defend Landlord from any cost, loss, claim or liability (including reasonable attorneys' fees) Landlord may incur as a result of Tenant's failure to surrender possession of the Leased Premises to Landlord upon the termination of this Lease.

     24.  Signs.
          -----

          Tenant shall not inscribe, paint, affix, or otherwise display any sign, advertisement or notice on any part of the outside or inside of the Building without Landlord's consent. Landlord shall provide at no cost to Tenant a standard suite identification sign to be affixed by Landlord at the exterior entrance to the Leased Premises in the standard size, color and style selected by Landlord for the Building. Landlord shall also prepare and install at no cost to Tenant a reasonable quantity of standard name plates as designated by Tenant on written notice to Landlord for the lobby directory of the Building, but not more than one (1) plate per Two Thousand Five Hundred (2,500) square feet of the Leased Premises. If any other signs advertisements or notices are painted, affixed, or otherwise displayed without the prior approval of Landlord, Landlord shall have the right to remove the same UPON TWENTY-FOUR (24) HOURS PRIOR NOTICE TO TENANT WHO SHALL HAVE A REASONABLE OPPORTUNITY TO MITIGATE ANY DAMAGES, and Tenant shall be liable for any and all costs and expenses incurred by Landlord in such removal.

     25.  Options.
          -------

          (a)  Definition.  As used in this  Lease,  the word  "Option"  has the
               ----------
following meaning: (1) the right or option to extend the Term of this Lease or to renew this Lease, and (2) the option or right of first refusal to lease the

Leased Premises or the right of first offer to lease the Leased Premises or the right of first refusal to lease other space within the Building or the right of first offer to lease other space within the Building, and (3) the right or option to terminate this Lease prior to its expiration date or to reduce the size of the Leased Premises. Any Option granted to Tenant by Landlord must be evidenced by a written option agreement attached to this Lease as a rider or addendum or said option shall be of no force or effect.

          (b) Options Personal.  Each Option granted to Tenant in this Lease, if
              ----------------
any, is personal  to the  original  Tenant and any  Permitted  Transferee  under
Section 10(i) above and may be exercised only by the original Tenant and any Permitted Transferee while occupying not less than seventy-five percent (75%) of the entire Leased Premises and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Tenant or such Permitted Transferee. The Options, if any, herein granted to Tenant are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise. If at any time an Option is exercisable by Tenant, the Lease has been assigned, or a sublease exists as to any portion of the Leased Premises, the Option shall be deemed null and void and neither Tenant nor any assignee or subtenant shall have the right to exercise the Option.

          (c) Multiple Options. In the event that Tenant has multiple Options to
              ----------------
extend or renew this Lease a later Option cannot be exercised unless the prior Option to extend or renew this Lease has been so exercised.

          (d)  Effect of  Default  on  Options.  Tenant  shall  have no right to
               -------------------------------
exercise an Option during the time that an Event of Default exists. The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise an Option because of the provisions of this Section 25(d).

          (e) Notice of  Exercise  of Option.  Notwithstanding  anything  to the
              ------------------------------
contrary contained in Section 27(f), Tenant may only exercise an option by delivering its written notice of exercise to Landlord by certified mail, return receipt and date of delivery requested. It shall be Tenant's obligation to prove that such notice was so sent in a timely manner and was delivered to Landlord by the U.S. Postal Service.

     26.  Leasing Commission.
          ------------------

          Tenant  represents  and warrants  that,  except for  Tenant's  Leasing
Broker it has not employed or had contact with any broker relative to this Lease. Tenant shall indemnify and hold harmless Landlord from and against any other claim or claims for brokerage or other fees or commissions arising from or out of any breach of the foregoing representation and warranty. LANDLORD SHALL BE RESPONSIBLE FOR PAYMENT OF THE BROKERS' FEES TO TENANT'S LEASING BROKER AND LANDLORD'S LEASING BROKER PURSUANT TO SEPARATE AGREEMENTS BETWEEN LANDLORD AND SUCH PARTIES.

     27.  General Provisions.
          ------------------

          (a) Binding Effect. The covenants,  conditions,  agreements, terms and
              --------------
provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereof and, subject to the provisions of Section 10 hereof, each of their respective personal representatives, successors and assigns.

          (b) Laws.  It is the  intention of the parties  hereto that this Lease
              ----
(and the terms and provisions hereof) shall be construed and enforced in accordance with the laws of the jurisdiction in which the Building is located.

          (c) Attorneys' Fees. If Landlord or Tenant brings an action to enforce
              ---------------
the terms hereof or declare rights hereunder, the prevailing party in any such action, or appeal thereon, shall be entitled to its reasonable attorneys' fees and court costs to be paid by the losing party as fixed by the court in the same or separate suit, and whether or not such action is pursued to decision or judgment. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees and court costs reasonably incurred in good faith. Landlord shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such default. Landlord and Tenant agree that attorneys' fees incurred with respect to defaults and bankruptcy are actual pecuniary losses within the meaning of Section 365(b)(1)(B) of the Bankruptcy Code or any successor statute.

          (d) Waiver. No failure by Landlord OR TENANT to insist upon the strict
              ------
performance of any term, covenant, agreement, provision, condition or limitation of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance by the Landlord of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term, covenant, agreement, provision, condition or limitation. No term, covenant, agreement, provision, condition or limitation of this Lease to be kept, observed or performed by Landlord or by Tenant, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord or by Tenant, as the case may be. No waiver of any breach shall affect or alter this Lease, but each and every term, covenant, agreement, provision, condition and limitation of this Lease shall continue in full force and effect with respect to any other existing or subsequent breach thereof. No failure by Landlord to insist upon the strict performance of any term, covenant, agreement, provision, condition or limitation of a lease with any other tenant or to exercise any right or remedy consequent thereof shall constitute a waiver of any similar term, covenant, agreement, provision, condition or limitation contained in this Lease unless the same be incorporated in a written instrument signed by Landlord and making specific reference to this Lease and to the Tenant's obligations hereunder.

          (e)  Security   Interest.   In  consideration  of  the  covenants  and
               -------------------
agreements contained herein, and as a material consideration to Landlord for entering into this Lease, Tenant hereby unconditionally grants to Landlord a continuing security interest in and to all personal property owned (not leased) by Tenant and located or left at the Leased Premises and the Security Deposit, if any, and any advance rent payment or other deposit, now in or hereafter delivered to or coming into the possession, custody or control of Landlord, by or for the account of Tenant, together with any increase in profits or proceeds from such property. The security interest granted to Landlord hereunder secures payment and performance of all obligations of Tenant under this Lease now or hereafter arising or existing, whether direct or indirect, absolute or contingent, or due or to become due. In the event of a default under this Lease which is not cured within the applicable grace period, if any, Landlord is and shall be entitled to all the rights, powers and remedies granted a secured party under the Commonwealth of Virginia Uniform Commercial Code and otherwise available at law or in equity, including, but not limited to, the right to retain as damages the personal property, Security Deposit and other funds held by Landlord, without additional notice or demand regarding this security interest. Tenant agrees that it will execute such other documents or instruments as may be reasonably necessary to carry out and effectuate the purpose and terms of this Section, or as otherwise reasonably requested by Landlord, including without limitation, execution of a UCC-1 financing statement. Tenant's failure to execute such documents within ten (10) business days after written demand shall constitute a material default by Tenant hereunder. Tenant hereby waives any rights it may have under the Commonwealth of Virginia Uniform Commercial Code which are inconsistent with Landlord's rights under this Section. Landlord's rights under this Section are in addition to Landlord's rights under Sections 11 and 14. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS
SECTION 27(E), THE SECURITY INTEREST GRANTED BY TENANT TO LANDLORD SHALL BE SUBORDINATE TO THE SECURITY INTEREST, IF ANY, GRANTED TO TENANT'S LENDERS IN THE ORDINARY COURSE OF TENANT'S BUSINESS. AT TENANT'S REQUEST, LANDLORD SHALL, WITHIN TEN (10) DAYS OF RECEIPT OF ANY SUCH LIEN WAIVER FROM TENANT, EXECUTE A LIEN WAIVER, THE FORM OF WHICH SHALL BE REASONABLY SATISFACTORY TO LANDLORD, WAIVING LANDLORD'S SECURITY INTEREST IN THE COLLATERAL DESCRIBED IN ANY SUCH LIEN WAIVER.

          (f) Notices. No notice, request,  consent,  approval,  waiver or other
              -------
communication which may be or is required or permitted to be given under this Lease shall be effective unless the same is in writing and is delivered in person or sent by registered or certified mail, return receipt requested, first-class postage prepaid, (1) if to Landlord, at Landlord's Notice Address, or (2) if to Tenant, at Tenant's Notice Address, or at any new address that may be given by one party to the other by notice pursuant to this subsection. Such notices, if sent by registered or certified mail, shall be deemed to have been given ON THE DATE RECEIVED OR REFUSED AT THE APPROPRIATE PARTY'S ADDRESS FOR NOTICE PURPOSES.

          (g) Entirety.  It is understood  and agreed by and between the parties
              --------
hereto that this Lease contains the final and entire agreement between said parties relative to the subject matter hereof, and that they shall not be bound by any terms, statements, conditions or representations relative to the subject matter hereof, oral or written, express or implied, not herein contained. It is understood and agreed, however, that, subject to the terms of Section 15(b) hereof, the terms hereof shall be modified, if so required, for the purpose of complying with or fulfilling the requirements of any mortgagee secured by a mortgage that may now be or hereafter become a lien on the Building, provided, however, that such modification shall not be in substantial derogation or diminution of any of the rights of the parties hereunder, nor increase any of the obligations or liabilities of the parties hereunder.

          (h) Waiver of Jury.  Landlord and Tenant each hereby  waives all right
              --------------
to trial by jury in any claim, action, proceeding or counterclaim by either Landlord or Tenant relating to this Lease and/or Tenant's use or occupancy of the Leased Premises.

          (i) Waiver of Venue.  Tenant  hereby waives any objection to the venue
              ---------------
of any action filed by Landlord against Tenant in any state or federal court of the jurisdiction in which the Building is located, and Tenant further waives any right, claim or power, under the doctrine of forum non conveniens or otherwise,
                                              ----- --- ----------
to transfer any such action filed by Landlord to any other court.

          (j) Confidentiality.  Tenant acknowledges and agrees that the terms of
              ---------------
this Lease are confidential and constitute propriety information of Landlord. Disclosure of the terms hereof could adversely affect the ability of Landlord to negotiate other leases with respect to the Building and may impair Landlord's relationship with other tenants of the Building. Tenant agrees that it and its partners, officers, directors, employees, brokers, and attorneys, if any, shall not disclose the terms and conditions of this Lease to any other person or entity except its attorneys, accountants, auditors, insurance agents, contractors and consultants, and as required by legal process or requirements, without the prior written consent of Landlord which may be given or withheld by Landlord, in Landlord's sole, but reasonable, discretion. It is understood and agreed that damages alone would be an inadequate remedy for the breach of this provision by Tenant, and Landlord shall also have the right to seek specific performance of this provision and to seek injunctive relief to prevent its breach or continued breach.

          (k) Tenant Entity. If Tenant is a corporation,  it shall, concurrently
              -------------
with the signing of this Lease, furnish to Landlord certified copies of the resolutions of its Board of Directors (or of the executive committee of its Board of Directors) authorizing Tenant to enter into this Lease; and it shall, if applicable, furnish to Landlord certified copies of the resolutions of the Board of Directors (or of the executive committee of such Board of Directors) of any corporate guarantor, authorizing such corporation to guarantee the obligations of Tenant under this Lease; and it shall furnish to Landlord evidence (reasonably satisfactory to Landlord and its counsel) that Tenant is a duly organized corporation under the laws of the state of its incorporation, is qualified to do business in the jurisdiction in which the Building is located, is in good standing under the laws of the state of its incorporation and has the power and authority to enter into this Lease, and that all corporate action requisite to authorize Tenant to enter into this Lease has been duly taken. If Tenant is a partnership, the person executing this Lease on behalf of such partnership hereby represents and warrants on behalf of such person and the partners of Tenant that such person is authorized by Tenant to enter into this Lease.

          (l) Time of Essence.  Time is of the essence in the performance of all
              ---------------
of Tenant's obligations under this Lease.

          (m) Words and  Phrases.  Wherever  appropriate  herein,  the  singular
              ------------------
includes the plural and the plural includes the singular and neuter gender references shall refer to the gender of the particular party.

          (n) Limit on Landlord's  Liability.  Notwithstanding  any provision to
              ------------------------------
the contrary, Tenant shall look solely to the estate and property of Landlord in and to the Building (or the proceeds received by Landlord FROM INSURANCE OR on a sale of such estate and property but not the proceeds of any financing or refinancing thereof) AND TO ANY INSURANCE in the event of any claim against Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant, or Tenant's use of the Leased Premises, and Tenant agrees that the liability of Landlord and the other parties referenced in Section 7(d) hereof arising out of or in connection with this Lease, the relationship of Landlord and Tenant, or Tenant's use of the Leased Premises, shall be limited to such estate and property of Landlord (or sale OR INSURANCE proceeds). No other properties or assets of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) or for the satisfaction of any other remedy of Tenant arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Leased Premises, and if Tenant shall acquire a lien on or interest in any other properties or assets by judgment or otherwise, Tenant shall promptly release such lien on or interest in such other properties and assets by executing, acknowledging and delivering to Landlord an instrument to that effect prepared by Tenant's attorneys. No partnership relation shall be deemed created hereunder between Landlord and Tenant. The foregoing provisions of this subsection shall run to the benefit of Landlord, its successors, assigns, mortgagees and ground lessors.

          (o) Counterparts.  This Lease maybe executed in several  counterparts,
              ------------
but all such counterparts shall constitute one and the same instrument.

          (p) Exhibits and Addendum. Exhibits A (Floor Plan of Leased Premises),
              ---------------------
A-1 (Designation of Reserved Parking), B (Intentionally Omitted), C (Verification Letter), D (Janitorial Services), E (Rules and Regulations), F (Subordination, Non-Disturbance and Attornment Agreement), G (TENANT'S PERSONAL PROPERTY), and Addendum, if any, attached hereto, are hereby incorporated herein.


                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, Tenant has caused this Lease, including the attached Addendum, if any, to be signed and attested in its corporate name by its proper corporate officers and its corporate seal to be affixed as of the day and year first above written or in its partnership name, as the case may be.

                                   LANDLORD:

                                   TYSONS II DEVELOPMENT CO. LIMITED PARTNERSHIP

                                   By: Its managing agent:

                                       Lerner Corporation

____________________________       By: /s/ Mark D. Lerner
                                      -----------------------------------
                                           Mark  D.  Lerner
                                           Executive Vice President

                                           TENANT:
                                           APACHE  MEDICAL  SYSTEMS,  INC.
ATTEST:

____________________________               By:     /s/ Peter Gladkin
Secretary  [corporate  seal]               -------------------------------------
                                           Name:   Peter Gladkin
                                           Title:  President and CEO

                                    EXHIBIT A

                                 LEASED PREMISES
                                 ---------------

                                   EXHIBIT A-1
                                   ===========

                                RESERVED PARKING
                                ================

                                [TO BE ATTACHED]



                        RESERVED PARKING SHALL CONSIST OF
                     PARKING SPACES CURRENTLY USED BY TENANT







                                     A-1-1

                                    EXHIBIT B
                                    =========

                             (INTENTIONALLY OMITTED)
                             =======================

                                    EXHIBIT C
                                    =========
                               verification letter

APACHE MEDICAL SYSTEMS, INC., a ____________ corporation ("Tenant") hereby certifies that it has entered into a lease with TYSONS II DEVELOPMENT CO. LIMITED PARTNERSHIP, a Maryland limited partnership ("Landlord") and verifies the following information as of the _____ day of ___________, 19__:

     Number  of  Rentable  Square  Feet  in  Leased  Premises:_________________
     Lease  Commencement  Date:          ______________________________________
     Lease  Termination  Date:           ______________________________________
     Tenant's  Proportionate  Share:     ______________________________________
     Initial  Basic  Rent:               ______________________________________
     Billing  Address  for  Tenant:      ______________________________________
                                         ______________________________________

     Attention:                          ______________________________________
     Telephone  Number:                  ______________________________________
     Federal  Tax  I.D.  No.:            ______________________________________

     Tenant acknowledges and agrees that all tenant improvements Landlord is obligated to make to the Leased Premises, if any, have been completed and that Tenant has accepted possession of the Leased Premises and that as of the date hereof, there exist no offsets or defenses to the obligations of Tenant under the Lease. Tenant acknowledges that it has inspected the Leased Premises and found them suitable for Tenant's intended commercial purposes.


                                         TENANT
                                         APACHE  MEDICAL  SYSTEMS,  INC.
                                         By:  _____________________________

                                         Its:  _____________________________




                       [SIGNATURES CONTINUED ON NEXT PAGE]

ACKNOWLEDGED  AND  AGREED  TO:

LANDLORD
TYSONS  II  DEVELOPMENT  CO.  LIMITED  PARTNERSHIP
By:     Lerner  Enterprises  Limited  Partnership,
     its  general  partner

     By:  _________________________

          Theodore  N.  Lerner
          General  Partner


     By: _     _________________________
          Mark  D.  Lerner
          General  Partner

                                    EXHIBIT D
                                    =========

                               JANITORIAL SERVICES
                               ===================

SCOPE  -  The  Owner  intends  to  maintain the Building as a first-class office
-----
building and all personnel shall be of the highest quality possible. All personnel shall be uniformed and identifiable with a security-type badge. The cleaning contractor shall furnish all labor, supplies, materials, equipment, supervision and perform satisfactorily the services at the frequencies and during the times specified. The services shall include all functions normally considered a part of workmanlike janitorial services. The Building Management reserves the right to modify these specifications at any time. The contract for this assignment shall include a thirty (30) day cancellation clause.

I.   LOBBY:
     -----

     A.   DAILY SERVICES (Including Loading Dock and Service Area)
          --------------

          1. Clean and polish all floors, door frames, thresholds, door hardware, glass, walls and direct6ory board.

          2. Empty all waste receptacles and cigarette urns (in non-combustible containers).

          3. Sweep exterior entrances.

          4. Vacuum and/or sweep walkoff mats.

          5. Dust window ledges.

          6. High dust all ledges as necessary.

          7. Clean and dust balconies.

II.  OFFICE AREAS:
     -------------

     A.   DAILY SERVICES
          --------------

          1, Empty all waste receptacles, clean, if necessary.

          2. Empty all ashtrays (in non-combustible containers) and clean.

          3. Waste paper and trash shall be removed to the main disposal area. (Only the freight elevator shall be used for this task).

          4. Dust or damp mop all non-carpeted floors.

          5. All non-carpeted floors shall be maintained in a clean and polished condition at all times and will be stripped waxed and buffed as necessary to maintain a high-standard of appearance.

          6. Vacuum carpets and spot clean including under the desks, tables, etc. Special attention shall be given to removing paper clips, stapes, pencil shavings, rubberbands, cigarette butts, etc.

          7. Dust all furniture, files, coat racks and ledges - including the base of chairs and other hidden areas.

          8. Damp wipe desk tops, phones and tables to remove spillage, finger marks, etc.

          9. Spot clean walls.

          10. Sanitize and polish all drinking fountains.

          11. Remove finger marks and smudges from doors, door frames, walls, and light switches.

          12. Dust a portion of venetian blinds so that all are dusted once a week.

          13. Clean tenant kitchenettes including maintaining floors in a polished condition and high dust.

          14. Clean interior glass partitions.

     B.   WEEKLY SERVICES
          ---------------

          1. Dust all vertical surfaces - door frames, desks, files, window mullions, etc.

          2. Dust horizontal surfaces above 70".

          3. Dust window sills.

          4. Whisk or vacuum furniture.

     C.   SEMI-ANNUALLY
          -------------

          1. Clean light lenses.

          2. Vacuum air vents in walls and ceilings.

          3. Dust all highhat light fixtures.

III. CORRIDORS/STAIRWELLS:
     --------------------

     A.   DAILY SERVICES
          --------------

          1. Vacuum and spot clean all carpeted areas.

          2. Spot clean corridor walls.

          3. Police and sweep all stairwell floors.

          4. Spot clean all doors, light switches, push plates, handles, etc.

          5. Clean and polish, including stripping, waxing and buffing, all non-carpeted corridor floors as necessary to maintain a high-standard of appearance.

     B.   WEEKLY SERVICES
          ---------------

          1. Mop all stairs and landings.

          2. Wipe down stairwell railing, piping, mechanical boxes, etc.

          3. Dust.

     C.   SEMI-ANNUALLY SERVICES
          ----------------------

          1. Clean light lenses.

          2. Vacuum air vents in walls and ceilings.

          3. Dust all pipes, fire connections, exit signs, etc.

IV.  TOILET ROOMS:
     ------------

     A.   DAILY SERVICES
          --------------

          1. Floors to be swept and wet mopped with germicide solution.

          2. Sanitize commodes, urinals and wash basins - commode seats to be left in up position.

          3. Clean and polish all glass, mirrors, shelving, dispensers chrome fixtures (above and below the counters, pipes, sink bowels, etc.

          4. Spot clean all walls and partitions.

          5. Traps shall be maintained free from odor at all times.

          6. Wall surfaces, tile, doors, window frames, sills and waste receptacles shall be kept clean at all times.

          7. Replenish all paper towels, toilet tissues, sanitary napkins and soap dispensers.

     B.   QUARTERLY
          ---------

          1. Wash and sanitize tile walls and booth partitions.

          2. Dust vents.

          3. Clean light lenses.

          4. Acid wash tile floors as necessary to clean grout.

V.   ELEVATORS:
     ---------

     A.   DAILY SERVICES
          --------------

          1. Clean and polish railings, buttons, emergency telephone, ceiling, and elevator track.

          2. Vacuum carpets and spot clean.

          3. Spot clean walls as necessary.

VI.  DAY PORTER AND MAIDS:
     --------------------

     A.   DAILY SERVICES
          --------------

          Contractor will provide day porters or maids as requested to be billed separately from the night cleaning. Duties will include the following:

          1. Keep lobby area clean.

          2. Police and restock restrooms.

          3. Police tenant kitchen.

          4. Police exterior grounds.

          5. All special assignments from the Manager of the Building.

                                    EXHIBIT E
                                    =========

                              RULES AND REGULATIONS
                              =====================

     The following rules and regulations have been formulated for the safety and well-being of all tenants of the Building and are incorporated into and made part of the attached Lease (hereinafter, the "Lease"). Adherence to these rules and regulations insures that each and every tenant will enjoy a safe and undisturbed occupancy in the Building. Any violation of these rules and regulations by any tenant which continues after notice from Landlord shall be sufficient cause for termination, at the option of Landlord, of any tenant's Lease.

     Landlord shall have the continuing right to amend or eliminate any of these rules and regulations, and also to adopt additional REASONABLE rules and regulations of like force and effect. Any such change shall be effective at the earlier of actual notice or five (5) days after delivery of written notice thereof to the Leased Premises by Landlord.

     Landlord may, upon request by any tenant, for good cause, waive the compliance by such tenant of any of the following rules and regulations, provided that (a) no waiver shall be effective unless signed by Landlord or Landlord's authorized agent, (b) any such waiver shall not relieve the tenant from the obligation to comply with such rule or regulation in the future unless expressly consented to by Landlord, and (c) no waiver of a rule or regulation granted to any tenant shall relieve any other tenant from the obligation of complying with the rule or regulation unless such other tenant has received a similar waiver in writing from Landlord. LANDLORD SHALL USE COMMERCIALLY
REASONABLE EFFORTS TO ENFORCE SUCH RULES AND REGULATIONS IN A REASONABLE, UNIFORM AND NON-DISCRIMINATORY MANNER.

     1. The sidewalks, entrances, passages, and the parking, loading, and service areas, Common Areas, or other parts of the Building not occupied by any tenant shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the tenant's premises. Landlord shall have the exclusive right to control and operate the Common Areas, and the facilities furnished for the common use of the tenants of the Building, in such manner as Landlord deems best for the benefit of the tenants generally. No tenant shall permit the visit to its premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment by other tenants of the Common Areas. Landlord shall in any cases retain the right to control or prevent access by any person whose presence, in Landlord's judgment, would be prejudicial or harmful to the safety, peace, character or reputation of the Building or of any tenant of the Building.

     2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord. No drapes, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of a tenant's premises, without the prior written consent of Landlord, except the blinds CURRENTLY IN USE ON THE LEASE COMMENCEMENT DATE. If Landlord has installed or hereafter installs any shade, blind or curtain in any premises, no tenant shall remove it without first obtaining Landlord's written consent thereto. Approved blinds must be kept in the down position at all times but may be pivoted open or closed as chosen by each tenant. Any other awnings, projections, curtains, blinds, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Landlord.

     3. No sign, advertisement, notice or other lettering shall be exhibited, installed, inscribed, painted or affixed by any tenant on any part of the outside or inside of the tenant's premises or any window thereof, or any part of the Building, including the rear entrance and loading areas, without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to the tenant or tenants violating this rule. All signs, including interior signs on the doors and directory tablet shall be designed and installed by Landlord, and shall only identify each tenant and be of a size, color and style acceptable to Landlord. Approved vending machines must be placed so as to not be visible from outside of the Building.

     4. No fixtures, plumbing, electrical equipment, show cases or other items not shown on approved plans shall be installed or affixed to any part of any tenant premises or the exterior of the Building, nor placed in the Common Areas, without the prior written consent of Landlord.

     5. The toilet rooms, water and wash closets, and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose employees, agents, visitors or licensees, shall have caused the same.

     6. EXCEPT FOR THOSE ALTERATIONS FOR WHICH LANDLORD'S CONSENT IS NOT REQUIRED PURSUANT TO SECTION 22(A) OF THE LEASE, THERE shall be no marking, painting, drilling into or other form of defacing or damage of any part of a tenant's premises or the Building. No boring, cutting or stringing of wires shall be done without the consent of Landlord. If any tenant desires to install signaling, telegraphic, telephonic, protective alarm or other wires, apparatus or devices within its premises, Landlord shall direct where and how they are to be installed and, except as so directed, no installation, boring or cutting shall be permitted. Landlord shall have the right (a) to prevent or interrupt the transmission of excessive, dangerous or annoying current of electricity or otherwise into or through the Building or the premises, (b) to require the changing of wiring connections or layout at such tenant's expense, to the extent that Landlord may deem necessary, (c) to require compliance with such reasonable rules as Landlord may establish relating thereto, and (d) in the event of noncompliance with such requirements or rules, immediately to cut wiring or do whatever else it considers necessary to remove the danger, annoyance or electrical interference with apparatus in any part of the Building. Each wire installed by any tenant must be clearly tagged at each distributing board and junction box and elsewhere where required by Landlord, with the number of the office to which such wire leads and the purpose for which it is used, together with the name of such tenant or other concern, if any, operating or using it. No tenant shall construct, maintain, use or operate within its premises or elsewhere within or on the outside of the Building, any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system.

     7. No tenant shall make, or permit to be made, any disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, tape recorder, whistling, singing, or any other way. No tenant shall throw anything out of the doors or windows or down the corridors or stairs.

     8. No bicycles, vehicles or animals, birds or pets of any kinds shall be brought into or kept in or about a tenant's premises. Except in the kitchen and/or lounge facility shown on approved plans, AND EXCEPT FOR CATERED, IN-HOUSE EVENTS, no cooking shall be done or permitted by any tenant on its premises and no tenant may install and/or operate any additional lounge or coffee room or stove, sink and refrigerator, or the like. No tenant shall cause or permit any unusual or objectionable odors to originate from its premises. All approved kitchen facilities must be adequately exhausted by Tenant.

     9. No space in or about the Building shall be used for the sale of merchandise, goods or property of any kind or for sleeping purposes.

     10. EXCEPT AS OTHERWISE PROVIDED IN THE LEASE, NO flammable, combustible or explosive fluid, chemical or substance shall be brought or kept upon any tenant's premises, unless approved by the appropriate local government authority. In any event, each tenant shall hold harmless Landlord from any damage caused by the same.

     11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof WITHOUT LANDLORD'S PRIOR CONSENT. The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress and egress. Each tenant shall, upon the termination of its tenancy, return to Landlord all keys used in connection with its premises, including any keys to the premises, to rooms and offices within the premises, to storage rooms and closets, to cabinets and other built-in furniture, and to toilet rooms, whether or not such keys were furnished by Landlord or procured by tenant, and in the event of the loss of any such keys, such tenant shall pay to Landlord the cost of replacing the locks. On termination of a tenant's lease, the tenant shall disclose to Landlord the combination of all locks for safes, safe cabinets, and vault doors, if any, remaining in the premises.

     12. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description, must take place in such manner and during such hours as Landlord may require. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these rules and regulations or the Lease.

     13. Any person employed by any tenant to do janitorial work within the tenant's premises must obtain Landlord's consent prior to commencing such work, and such person shall, while in the Building and outside of said premises, comply with all instructions issued by the superintendent of the Building and must be properly identified. No tenant shall engage or pay any employees on the tenant's premises, except those actually working for such tenant on said premises.

     14. No tenant shall purchase spring water, ice, coffee, soft drinks, towels, or other like merchandise or service from any company or person whose repeated violations of Building regulations have caused, in Landlord's opinion, a hazard or nuisance to the Building and/or its occupants.

     15. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a place for offices, and upon written notice from Landlord, such tenant shall refrain from or discontinue such advertising.

     16. Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to the Building management or its agents. Landlord may, at its option, require all persons admitted to or leaving the Building to register. Each tenant shall be responsible for all persons for whom it authorizes entry into the Building, and shall be liable to Landlord for all acts of such persons. Landlord shall also have the right to install an electronic access control system for the Building requiring the use of pass cards, identifications cards, passwords, confidential codes or the like as a prerequisite to admission of any person into the Building, and tenant agrees to faithfully abide by the rules of any such system. If cards or the like are used in any such system, each tenant shall be issued two (2) without charge, but each additional or replacement card requested shall be issued only upon payment of a standard service fee per card.

     17. Each tenant, before closing and leaving its premises at any time, even though the Lease may be net of utilities, should use its best efforts to see that all lights, electrical appliances and mechanical equipment are turned off.

     18. The requirements of tenants will be attended to only upon application at the management office for the Building. Building employees shall not perform any work or do anything outside of their regular duties, unless under special instructions from the management of the Building.

     19.  Canvassing,   soliciting  and  peddling  in  the  public  Building  is
prohibited and each tenant shall cooperate to prevent the same, including notifying Landlord when and if such activity occurs.

     20. There shall not be used in any space, or in any public halls of the Building, either by a tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

     21. Access plates to under-floor conduits shall be left exposed. Where carpet is installed, carpet shall be cut around access plates.

     22. Mats, trash or other objects shall not be placed in the public corridors.

     23. Drapes which are visible from the exterior of the Building must be cleaned by each tenant at least once a year, without notice, at such tenant's own expense.

     24. All office equipment of any electrical of mechanical nature shall be placed by any tenant in its premises in approved settings to absorb or prevent any vibration, noise or annoyance.

     25. Tenant shall not permit or cause to be used in any premises any device or instrument such as a sound reproduction system, or excessively bright, changing, flashing, flickering, moving lights or lighting devices or any similar devices, the effect of which shall be audible or visible beyond the confines of the demised premises, nor shall tenant permit any act or thing upon the demised premises distributing to normal sensibilities of other tenants.

     26. All moving of safes, freight, furniture or bulky matter of any description, to or from any premises shall only take place during the hours designated by the Landlord. Hand trucks may be used only if they are equipped with rubber tires and side guards, and only in designated delivery areas. Damages caused thereby shall be borne by Tenant.

     27. Tenant shall not use the premises as headquarters for large scale employment of workers for other locations.

     28. The premises shall never at any time be used for any immoral or illegal purposes.

     29. Landlord shall have the right, from time to time, to designate specific parking spaces in the parking areas for the Building as being reserved for specific tenants or for members of the general public, or designated for trucks only, and each tenant agrees to honor such reservations and to permit parking for officers and employees only in those parking spaces available for such purposes. Violators can be towed at their own expense. Landlord shall have the further right, during holiday seasons or at other times when parking spaces may be in short supply, to temporarily change or restrict established parking areas in order to provide additional public parking, and tenant agrees to honor such temporary changes and restrictions. Trucks of any tenant's vendors are not to be left at the Building. Landlord makes no warranty as to the availability of parking spaces for any tenant unless specific spaces have been reserved as set forth above.

     30. Any utilities meters approved by Landlord shall be placed in the name of such tenant immediately upon occupancy and, at that time, each tenant shall provide verification of the meters being in its name to Landlord.

     31. Landlord does not maintain suite finishes which are non-standard such as kitchens, bathrooms, wallpaper, special lights, etc. However, should the need for repairs arise, Landlord will arrange for the work to be done at tenant's expense.

     32. Nothing in these rules and regulations shall give any tenant any right or claim against Landlord or any other person if Landlord does not enforce any of them against any other tenant or person (whether or not Landlord has the right to enforce them against such tenant or person), and no such non-enforcement with respect to any tenant shall constitute a waiver of the right to enforce them as to such tenant or any other tenant person thereafter.

     33. Each tenant and its employees, agents and invitees, shall observe and comply with the driving and parking signs and markers on the premises surrounding the Building. And, Landlord shall have the right to rescind, suspend or modify the rules and regulations and to promulgate such other rules or regulations as, in Landlord's reasonable judgment, are from time to time needed for the safety, care, maintenance, operation and cleanliness of the Building, or for the preservation of good order therein. Upon any tenant's having been given notice of the taking of any such action, the rules and regulations, as so rescinded, suspended, modified or promulgated, shall have the same force and effect as if in effect at the time at which such tenant's Lease was entered into (except that nothing in these rules and regulations shall be deemed in any way to alter or impair any provision of such Lease)

                                    EXHIBIT F
                                    =========


                         SUBORDINATION, NON-DISTURBANCE
                         ==============================
                            AND ATTORNMENT AGREEMENT
                            ========================


THIS  SUBORDINATION,  NON-DISTURBANCE  AND ATTORNMENT AGREEMENT ("Agreement") is
made  by and between APACHE MEDICAL SYSTEMS, INC., a                corporation,
("Tenant") (as defined below), and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation ("Lender").

DEFINITIONS:
-----------

1.     Borrower     Tysons  II  Development  Co.  Limited  Partnership

2.     Tenant:      APACHE  MEDICAL  SYSTEMS,  INC.

3.     Property:    The  real property  located at 1650 Tysons  Boulevard in the
                         County  of  Fairfax,   Commonwealth  of  Virginia,   as
                         described on Exhibit "A" and all fixtures thereon.

4.     Landlord:    The  landlord under the Lease and its successors and assigns
                         from  time  to  time  except  a  "Successor   Landlord"
                         (defined in Appendix I).
                                     ----------

5.     Lease:

                    The lease, dated ____________ ___, 1999, by and between Borrower, as landlord, and Tenant, as tenant, and any amendments that may occur from time to time: for a term of approximately 7 years that commences on or about December 1, 1999.

6.     Leased Space:Suite No. 300 leased to Tenant pursuant to the Lease.

7.     Loan:        The  loan from Lender to  Borrower,  including  any advances and increases, secured by, among other things, a lien on the Property.

8.     Mortgage:    The  Deed of  Trust,  Assignment  of  Leases  and  Rents and
                         Security Agreement by Borrower in favor of Lender, as amended or consolidated from time to time, to be recorded in the Official Records of the County of Fairfax, Commonwealth of Virginia (the "Land Records") to secure the loan.

9.     Assignment:  The  Assignment of Leases and Rents, by Borrower in favor of
                         Lender, as amended or consolidated from time to time, to be recorded in the Land Records to secure the Loan.

10.     Rent:       Annual Office Base Rent:  $650,656.50;  Monthly Parking Rent
                         (per space): $70.00.

                                    EXHIBIT F
                                   (CONTINUED)


     IN WITNESS WHEREOF, Lender and Tenant have executed and delivered this Agreement as of ___________ ___, 1999.



                              APACHE  MEDICAL  SYSTEMS,  INC.
                              A______________corporation

                              By:___________________________
                                   Name:____________________
                                   Title____________________




                              TEACHERS  INSURANCE  AND  ANNUITY
                              ASSOCIATION  OF  AMERICA,
                              a  New  York  corporation

                              By:_______________________________
                                   Name:________________________
                                   Title________________________

                                    EXHIBIT F
                                   (CONTINUED)


COUNTY  OF    ________________________

STATE  OF     ________________________

     I hereby certify that on this _____ day of ____________, 1999, before me, the subscriber, a Notary Public, in and for the State and County aforesaid, personally appeared _____________________________________________ (title) of
APACHE  MEDICAL  SYSTEMS,  INC.,  a           corporation, and on behalf of said
corporation did acknowledge the foregoing Subordination, Non-Disturbance and Attornment Agreement to be act and deed of said body corporate.

     Witness  my  hand  and  notarial  seal.


                               _____________________________
                               Notary  Public

My  commission  expires:_______________________________




COUNTY  OF    ________________________

STATE  OF     ________________________

     I hereby certify that on this _____ day of __________, 1999, before me, the subscriber, a Notary Public, in and for the State and County aforesaid, personally appeared _____________________________________________ (title) of
TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation, and on behalf of said corporation did acknowledge the foregoing Subordination, Non-Disturbance and Attornment Agreement to be act and deed of said body corporate.

     Witness  my  hand  and  notarial  seal.


                              _____________________________
                              Notary  Public

My  commission  expires:_____________________________

                                    EXHIBIT F
                                   (CONTINUED)


                               A P P E N D I X "I"
                               -------------------


RECITALS:
--------

     A. Borrower and Tenant have executed the Lease pursuant to which Borrower leased to Tenant the Leased Space.

     B. Tenant and Lender desire to agree on the relative priorities of their interests in the Property and their rights and obligations if certain events occur.

     NOW, THEREFORE, for good and sufficient consideration, the parties agree as set forth below.

     1. Tenant and Lender agree that until the Mortgage is satisfied of record:

          (a) The Lease and all of Tenant's rights under the Lease are and will remain subject and subordinate to the Mortgage and to all future advances made under the Mortgage and to any other mortgage or other security instrument on the Property now or in the future held by Lender and Tenant will not subordinate the Lease to any other lien against the Property without Lender's prior consent;

          (b) Except for any security deposit, Tenant will not pay Rent more than one month in advance and will not offset against Rent;

          (c) Upon receipt of notice from Lender, Tenant will pay the rent as and when due under the Lease to Lender and the payments will be credited against the Rent due under the Lease; and

          (d) Tenant does not have and will not acquire any right or option to purchase any portion of or interest in the Property.

     2. Tenant may enter into amendments of the Lease without Lender's prior consent, except as follows:

          (a) Except as permitted in the Mortgage or Assignment, Tenant will not enter into any amendment that reduces the Rent due under the Lease without Lender's prior consent which will not be unreasonably withheld, except Tenant may agree to a rent reduction without Lender's prior consent in connection with an extension or renewal of the Lease but only if the rent for the extension or renewal period is consistent with then prevailing market terms for like space;

          (b) Except as permitted in the Mortgage or Assignment, Tenant will not amend the Lease to reduce the initial term of the Lease or any renewal term of the Lease after the renewal has been exercised, will not terminate or cancel the Lease and will not surrender the Leased Space without Lender's prior consent which will not be unreasonably withheld, provided that during the last six
                                               --------
months of the initial or any renewal term of the Lease, Tenant may terminate or cancel the Lease or surrender the Leased Space without Lender's prior consent; and

          (c) If Tenant is a major department store or anchor tenant in a shopping center or if the Leased Space is 50% or more of the net rentable area of the building(s) located on the Property, Tenant will not amend the Lease in any way without Lender's prior consent.

     3. If Tenant is not in default under this Agreement and is not in default beyond any applicable grace and cure periods under the Lease, Tenant and Lender agree as follows:

          (a) If Lender commences a judicial or non-judicial foreclosure or other proceeding to enforce the Mortgage or exercises any power of sale (an "Action"), Lender will not name Tenant as a party to the Action unless joinder
 ------
is required under applicable law and in such case Lender will not seek affirmative relief from Tenant, the Lease will not be terminated and Tenant's possession will not be disturbed;

          (b) If Lender or any other entity (a "Successor Landlord") acquires the Property through an Action or by deed-in-lieu of foreclosure (an "Acquisition"), Successor Landlord will not disturb Tenant's possession of the
 -----------
Leased Space, the Lease will continue in full force and effect with Successor Landlord and Tenant bound by the Lease; and

          (c) If, notwithstanding the foregoing, the Lease is terminated as a result of an Action, a lease between Successor Landlord and Tenant will be deeded created on the same terms as the Lease except that the term of the replacement lease will be the then unexpired term of the Lease. Successor Landlord and Tenant will execute a replacement lease on such terms as the request of either.

     4. Upon an Acquisition Tenant will recognize and attorn to Successor Landlord as the landlord under the Lease for the balance of the term. Tenant's attornment will be self-operative with no further instrument required to effectuate the attornment except that at Successor Landlord's request, Tenant will execute instruments reasonably satisfactory to Successor Landlord confirming the attornment.

     5.     Successor  Landlord  will  not  be:

          (i) liable for any act or omission of Landlord occurring prior to the date of Acquisition except for repair and maintenance obligations of a continuing nature imposed on the landlord under the Lease:

          (ii) required to credit Tenant with any Rent for any rental period beyond the then current rental period or for any security deposit unless it has been received by Successor Landlord;

          (iii)bound by any amendment, renewal or extension of the Lease that is not in writing signed by both Tenant and Landlord, that is inconsistent with the terms of this Agreement or that was made without Lender's prior consent, if Lender's prior consent was required under the terms of this Agreement;

          (iv) subject  to  any  credits,  offsets,  claims,   counterclaims  or
               defenses that Tenant may have against Landlord arising prior to the date of Acquisitions;

          (v) liable for any damages Tenant may suffer as a result of any misrepresentation, breach of warranty or any act of or failure to act by any party other than Successor Landlord;

          (vi) obligated to make any payment or to give any credit or allowance to Tenant including, without limitation, for any improvements, demolition or other work in the Leased Space or the Property (other than to reconstruct after a casualty or condemnation if the insurance or condemnation proceeds are paid to Successor Landlord) or to undertake or complete construction of improvements in the Leased Space or the Property or to pay any leasing commissions arising out of the Lease; or

          (vii)liable for any obligations of Landlord with respect to off-site property or facilities for the use of Tenant (such as off-site leased space or parking) unless Successor Landlord succeeds through Acquisition to Landlord's right, title or interest in the off-site property.

     6. Lender will have the right, but not the obligation, to cure any default by Borrower under the Lease. Tenant will notify Lender of any default by Borrower that would entitle Tenant to terminate the Lease or abate the Rent and any notice of termination or abatement will not be effective unless Tenant has so notified Lender of the default and Lender has had a thirty (30) day cure period (or such longer period as may be necessary if the default is not susceptible to cure within thirty (30) days commencing on the latest to occur of the date on which (i) the cure period under the Lease expires; (ii) Lender receives the notice required by this paragraph; and (iii) Successor Landlord obtains possession of the Property if the default is not susceptible to cure without possession.

     7. Tenant certifies that the Lease represents the entire agreement between Borrower and Tenant regarding the Leased Space; the Lease is in full force and effect; neither party is in default under the Lease beyond any applicable grace and cure periods and not event has occurred which with the giving of notice or passage of time would constitute a default under the Lease; Tenant has entered into occupancy and is open and conducting business in the Leased Space and all conditions to be performed to date by Landlord have been satisfied.

     8. Upon not less than twenty (20) days prior request from Lender, Tenant will execute, acknowledge and deliver to Lender an estoppel certificate containing the information required by the Lease and any other information reasonably requested by Lender.

     9. All notices, requests or consents required or permitted to be given under this Agreement must be in writing and sent by certified mail, return receipt requested or by nationally recognized overnight delivery service providing evidence of the date of delivery, with all charges prepaid, addressed to the appropriate party at its Notice Address.

     10. Tenant acknowledges and agrees that this Agreement constitutes notice to Tenant of the existence of the Mortgage and that the Lease and the Rent have been assigned to Lender as security for the Loan.

     11. Any claim by Tenant against Successor Landlord under this Lease or this Agreement will be satisfied solely out of Successor Landlord's interest in the Property and Tenant will not seek recovery against or out of any other assets of Successor Landlord. Successor Landlord will have no liability or responsibility for any obligations under the Lease that arise subsequent to any transfer of the Property by Successor Landlord.

     12. This Agreement is governed by and will be construed in accordance with the laws of the state or commonwealth in which the Property is located.

     13. Lender and Tenant waive trial by jury in any proceeding brought by, or counterclaim asserted by, Lender or Tenant relating to this Agreement.

     14. If there is a conflict between the terms of the Lease and this Agreement, the terms of this Agreement will prevail. If there is a conflict between the terms of the Lease and the Mortgage, the terms of the Mortgage will prevail.

     15. This Agreement binds and inures to the benefit of Lender and Tenant and their respective successors, assigns, heirs, administrators, executors, agents and representatives.

                                    EXHIBIT G
                                    =========

                           TENANT'S PERSONAL PROPERTY
                           ==========================


Tenant's  personal  property  shall  include:

-    Reception  desks

-    Shelves,  credenzas  and  cabinets

-    Chalkboards,  whiteboards,  screens,  partitions  and  presentation  cases

-    Artwork

-    Furniture,  systems  furniture  and  furnishings

-    Telephone  systems  and  computer  equipment